                                                          CONTROL SHARE MEETING

                                 SCHEDULE 14A

                                  (RULE 14A)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934

  Filed by the Registrant [X]

  Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          COMMERCIAL INTERTECH CORP.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6(i) (1), 14a-6(i) (2)
or Item 22(a) (2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i) (3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[X] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
   Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

/(R)/[LOGO] Commercial Intertech
            --------------------


To Our Shareholders:

  A Special Meeting of Shareholders will be held on August 30, 1996, in Youngstown, Ohio. At the Special Meeting, we will consider and vote on the question of whether or not to authorize, in accordance with Section 1701.831 of the Ohio Revised Code, the acquisition by United Dominion Industries Limited, a Canadian corporation ("United Dominion"), and Opus Acquisition Corporation, a Delaware corporation ("OAC") and an indirect wholly owned subsidiary of United Dominion (or one or more subsidiaries of United Dominion), of common shares, par value $1.00 per share (the "Common Shares"), of the Company that, when added to all other shares of the Company in respect of which United Dominion and OAC may exercise or direct the exercise of voting power in the election of the Company's directors, would entitle United Dominion and OAC to exercise at least a majority of such voting power. The acquisition, if so authorized by the shareholders, would be carried out by means of a tender offer made by OAC to purchase all outstanding Common Shares, $1.00 par value per share, of the Company and associated preferred share rights (the "Rights"; the Rights and the Common Shares are referred to, collectively, as the "Shares") at a price of $30.00 per Share, net to the seller in cash, without interest thereon (the "Offer").

  The Board of Directors has unanimously concluded that the Offer is inadequate and not in the best interests of the Company, its shareholders, employees, customers, suppliers, labor organizations, the communities in which the Company does business and its other constituencies, and does not adequately reflect the long-term value or prospects of the Company. ACCORDINGLY, THE MATTER TO BE CONSIDERED AT THE SPECIAL MEETING IS OF CRITICAL IMPORTANCE TO THE COMPANY'S FUTURE, AND WE URGE YOU TO ATTEND THE MEETING AND VOTE AGAINST THE "CONTROL SHARE ACQUISITION" PROPOSED BY OAC AND UNITED DOMINION. This matter is described in more detail in the attached Proxy Statement, which we urge you to read carefully.

  The enclosed Proxy Statement contains information relative to the meeting.

  Please be sure to sign and return the enclosed LIGHT-GREEN proxy card, whether or not you plan to attend the meeting, so that your shares will be voted. If you own Common Shares or Preferred Shares through the Commercial Intertech Employee Stock Ownership Plan or certain other benefit plans (as discussed on page 12 of the attached Proxy Statement), please be sure to date, sign and return the enclosed card ("Trustee Instruction Card") providing instructions to the trustee of the applicable plan so that your Common Shares and Preferred Shares will be voted. PLEASE NOTE THAT THERE IS A CERTIFICATION SET FORTH ON THE LIGHT-GREEN PROXY CARD AND THE TRUSTEE INSTRUCTION CARD THAT WILL BE USED TO ASSIST IN DETERMINING WHETHER THE PROPOSED "CONTROL SHARE ACQUISITION" IS AUTHORIZED BY SHAREHOLDERS; EACH SHAREHOLDER WHO IS ELIGIBLE TO DO SO (AS EXPLAINED IN THE ATTACHED PROXY STATEMENT) SHOULD COMPLETE AND SIGN THIS CERTIFICATION. FAILURE TO COMPLETE THE CERTIFICATION WILL RESULT IN THE COMMON SHARES AND PREFERRED SHARES REPRESENTED BY THE PROXY CARD BEING PRESUMED TO BE INTERESTED SHARES (AS DEFINED IN THE ATTACHED PROXY STATEMENT) THAT ARE INELIGIBLE TO VOTE IN

CONNECTION WITH THE SECOND MAJORITY AUTHORIZATION AS DESCRIBED BEGINNING ON PAGE 11 OF THE ATTACHED PROXY STATEMENT. If you do attend the meeting, and the Board of Directors joins me in hoping that you will, there will be an opportunity to vote in person if you prefer.

                                          Sincerely yours,

                                          /s/ Paul J. Powers

                                          Paul J. Powers
                                          Chairman of the Board, President and
                                           Chief Executive Officer

August 2, 1996

/(R)/[LOGO] Commercial Intertech
            --------------------


                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                              AUGUST  , 1996

To the Shareholders:

  A special meeting of shareholders of Commercial Intertech Corp. (the "Company"), called pursuant to the requirements of Section 1701.831 of the Ohio Revised Code (the "831 Special Meeting"), will be held on August 30, 1996
at [  ] a.m. at [       ], Youngstown, Ohio, solely for the following
purposes:

    1. To consider and vote upon whether or not to authorize, in accordance with Section 1701.831 of the Ohio Revised Code, the acquisition by United Dominion Industries Limited, a Canadian corporation ("United Dominion") and Opus Acquisition Corporation, a Delaware corporation ("OAC") and an indirect wholly owned subsidiary of United Dominion (or one or more subsidiaries of United Dominion), of common shares, par value $1.00 per share (the "Common Shares"), of the Company that, when added to all other shares of the Company in respect of which United Dominion and OAC may exercise or direct the exercise of voting power in the election of the Company's directors, would entitle United Dominion and OAC to exercise at least a majority of such voting power.

    2. To consider and vote upon such procedural matters as may properly come before the 831 Special Meeting.

  Shareholders of record at the close of business August 7, 1996 will be entitled to vote at the 831 Special Meeting and at any adjournment thereof.

  The Proxy Statement accompanies this notice.

                                          By Order of the Board of Directors.

                                          /s/Shirley M. Shields

                                          Shirley M. Shields

                                          Secretary

                      VOTING YOUR PROXY IS IMPORTANT
- -------------------------------------------------------------------------------

  Your prompt dating, signing and returning of the enclosed LIGHT-GREEN proxy card (or, if applicable, the enclosed card providing voting instructions to the trustee of certain of the Company's plans) in the enclosed envelope would be appreciated. Those who are eligible to do so (as explained in the attached Proxy Statement) should also complete the certification set forth therein. If you attend the 831 Special Meeting, you may nevertheless vote in person should you desire. The return of proxies is important, regardless of the number of shares owned.

/(R)/[LOGO] Commercial Intertech
            --------------------

                                PROXY STATEMENT

                                      OF

                          COMMERCIAL INTERTECH CORP.

  FOR THE SPECIAL MEETING OF SHAREHOLDERS UNDER SECTION 1701.831 OF THE OHIO
                  REVISED CODE TO BE HELD ON AUGUST 30, 1996

  This Proxy Statement is being mailed on or about August 2, 1996 to the shareholders of Commercial Intertech Corp., an Ohio corporation (the "Company"), in connection with the solicitation by the Board of Directors of the enclosed form of proxy (the LIGHT-GREEN proxy card) for the Special Meeting of Shareholders (the "831 Special Meeting") under Section 1701.831 (the "Ohio Control Share Acquisition Law" or "Section 831") of the Ohio Revised Code to be held August 30, 1996, and at any and all adjournments of the 831 Special Meeting. Pursuant to the Ohio General Corporation Law, a shareholder may revoke a written proxy at any time prior to the vote either by giving notice to the Company in writing or in open meeting. The cost of soliciting the LIGHT-GREEN proxy cards will be borne by the Company.

  The 831 Special Meeting will be held on August 30, 1996, in Youngstown, Ohio. The Board of Directors has fixed the close of business on August 7, 1996 as the record date for determining shareholders entitled to notice of the meeting and to vote thereat (the "Record Date").

  Holders of voting power of "interested shares" as such term is defined in
Section 1701.01(CC) of the Ohio General Corporation Law are not eligible to vote such Interested Shares (as defined on page 10 of this Proxy Statement) in connection with the Second Majority (as defined on page 10 of this Proxy Statement). The Board of Directors has authorized, and the Company, after consultation with the Presiding Inspector of Election and the Inspector of Election described below, has instituted procedures to implement the Ohio legislative mandate to exclude the voting power of Interested Shares, including a requirement that each shareholder certify to the Company the number of Common Shares and Preferred Shares (as each term is defined below) being voted that are eligible to vote in respect of the Second Majority. UNDER THE PROCEDURES FOR THE 831 SPECIAL MEETING ADOPTED BY THE COMPANY, WITH THE CONCURRENCE OF THE PRESIDING INSPECTOR OF ELECTION AND THE INSPECTOR OF ELECTION, ALL COMMON SHARES AND PREFERRED SHARES THAT ARE VOTED WITHOUT SUCH A CERTIFICATION SHALL BE PRESUMED TO BE INELIGIBLE TO VOTE IN RESPECT OF THE SECOND MAJORITY. See "Vote of Two Separate Majorities Required; Certain Voting Procedures At 831 Special Meeting" and "Shares Outstanding and Eligible to Be Voted in First Majority and Second Majority" in this Proxy Statement and the additional information set forth in Exhibit B to this Proxy Statement.

PURPOSE OF SPECIAL MEETING

  The sole purpose of the 831 Special Meeting is for the shareholders of the Company to consider and vote upon whether to authorize, in accordance with the Ohio Control Share Acquisition Law, the acquisition by United Dominion Industries Limited, a Canadian corporation ("United Dominion"), and Opus Acquisition

Corporation, a Delaware corporation ("OAC") and an indirect wholly owned subsidiary of United Dominion (or one or more subsidiaries of United Dominion), of Shares (as defined below) that, when added to all other shares of the Company in respect of which United Dominion and OAC may exercise or direct the exercise of voting power in the election of the Company's directors, would entitle United Dominion and OAC to exercise at least a majority of such voting power (such acquisition hereinafter referred to as the "Control Share Acquisition"). Section 831 requires that, prior to any person acquiring any interest in common or preferred shares that would entitle such person directly or indirectly to control 20% or more of the voting power of an Ohio corporation in the election of its directors, such person obtain the authorization of the shareholders of the corporation. THE COMPANY'S BOARD OF DIRECTORS (THE "BOARD OF DIRECTORS") HAS DETERMINED THAT THE REVISED OFFER (AS DEFINED BELOW) IS INADEQUATE AND NOT IN THE BEST INTERESTS OF THE COMPANY, ITS SHAREHOLDERS, EMPLOYEES, CUSTOMERS, SUPPLIERS, LABOR ORGANIZATIONS, THE COMMUNITIES IN WHICH THE COMPANY DOES BUSINESS AND ITS OTHER CONSTITUENCIES, AND DOES NOT ADEQUATELY REFLECT THE LONG-TERM VALUE OR PROSPECTS OF THE COMPANY. ACCORDINGLY, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS REJECT THE REVISED OFFER AND UNANIMOUSLY RECOMMENDS A VOTE AGAINST THE AUTHORIZATION OF THE CONTROL SHARE ACQUISITION.

  To authorize the Control Share Acquisition, Section 831 requires (i) the presence of a quorum at the 831 Special Meeting, (ii) the affirmative vote of the majority of the voting power of the Company (entitled to vote in the election of the directors), represented in person or by proxy at the 831 Special Meeting and (iii) the affirmative vote of the majority of such voting power excluding the voting power of Interested Shares (as described below).
Section 831 provides that a quorum shall be deemed to be present at the 831 Special Meeting if a majority of the voting power, and a majority of the voting power including only "disinterested" Shares, are represented at the 831 Special Meeting.

  On August 2, 1996, there were 13,671,332 common shares, $1.00 par value (the "Common Shares"), and 1,039,657 shares of ESOP Convertible Preferred Stock-- Series B (the "Preferred Shares") outstanding. The Common Shares and Preferred Shares vote together as a single class. Subject to limitations imposed by the Ohio Control Share Acquisition Law (as described below), each Common Share and each Preferred Share is entitled to one vote on the matter to be presented at the 831 Special Meeting.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST AUTHORIZATION OF THE CONTROL SHARE ACQUISITION PURSUANT TO UNITED DOMINION AND OAC'S INADEQUATE REVISED OFFER. Please promptly date, sign and return the accompanying LIGHT-GREEN proxy card. To be sure your Common Shares and Preferred Shares are voted AGAINST the authorization, we recommend that you discard, and do not return, United Dominion and OAC's BLUE-STRIPED proxy card. With respect to Common Shares and Preferred Shares held for you in ESOPs or Plans (as defined below), promptly date, sign and return the enclosed card (the "Trustee Instruction Card") providing the ESOP Trustee and the Plan Trustee (as both terms are defined below) with voting instructions.

  The three persons named in the enclosed LIGHT-GREEN proxy card have been selected by the Board of Directors and will vote shares represented by valid Proxies solicited on behalf of the Board of Directors. Unless otherwise specified in the proxy card, they intend to vote AGAINST the authorization of the Control Share Acquisition.

  If you have any questions or need assistance in voting, please contact Morrow & Co., Inc. at 1-800-566-9061 (Toll-Free).

BACKGROUND; THE OFFER

  On January 23, 1996, at a meeting of the Executive Committee of the Board of Directors, the Executive Committee discussed a number of strategic initiatives with respect to the Company, including the possibility of spinning off the Company's Cuno Incorporated fluid filtration and purification subsidiary ("Cuno") or its Astron metal buildings division.

  On March 5, 1996, Paul J. Powers, Chairman and Chief Executive Officer of the Company, telephoned Tom Walker of Goldman, Sachs & Co. ("Goldman Sachs") to brief Goldman Sachs on strategic initiatives being considered by the Company, and requested that Goldman Sachs meet with senior management of the Company on March 22, 1996, to discuss possible actions to enhance shareholder value.

  On March 22, 1996, senior executives of the Company met with Goldman Sachs to discuss possible actions that would enhance shareholder value. The discussion focused upon the value of the higher growth, higher multiple business of Cuno, the fact that Cuno had not previously received appropriate market recognition because of the Company's mix of lower multiple industrial businesses, Cuno's difficulties in attracting and retaining qualified personnel in light of the Company's existing compensation schemes, and the impact on Cuno of not having an appropriate equity currency for acquisitions of other technology companies. On April 17, 1996, representatives of Goldman Sachs met again with senior executives of the Company. At the April 17 meeting, Goldman Sachs discussed a broad range of strategic alternatives which could enhance shareholder value, including a 100% spin-off of certain subsidiaries, an initial public offering of certain subsidiaries, and divestitures.

  On April 26, 1996, the Company telephoned its legal counsel, Katten Muchin & Zavis ("Katten Muchin"), and instructed Katten Muchin to assemble a transaction team to prepare for a proposed spin-off of Cuno.

  On May 6, 1996, representatives from Goldman Sachs again met with senior executives of the Company. This meeting focused on the alternative of a 100% spin-off of Cuno. Goldman Sachs explained the mechanics of a spin-off and the market perception of such a transaction. Cuno's ability to make acquisitions using its stock after the spin-off was discussed.

  On May 10, 1996, at the request of William R. Holland, the Chief Executive Officer of United Dominion, Mr. Holland met with Paul J. Powers, the Chairman and Chief Executive Officer of the Company, in Youngstown, Ohio. During this meeting, Mr. Holland expressed the view that a combination of the Company with United Dominion would be attractive and suggested a price of $27.00 per share. Mr. Powers indicated that the Company has a policy of independence, and that he believed the Company's prospects on a stand-alone basis were strong.

  By May 16, 1996, the Company was focused upon unlocking shareholder value through a transaction involving Cuno. Representatives from Goldman Sachs and Katten Muchin met with Company officials on that date. At that time, Goldman Sachs outlined a series of options with respect to Cuno, including: a 100% spin-off; an up to 20% initial public offering to be followed by a spin-off; a sale for cash; a sale for stock; and a leveraged buyout.

  On May 21, 1996, the Finance Committee of the Board of Directors met with Goldman Sachs and Katten Muchin to discuss strategic alternatives for Cuno. Goldman Sachs made a presentation on three alternatives at that meeting: an up to 20% initial public offering and a subsequent spin-off, a 100% spin-off and a sale. The discussions focused upon either an up to 20% public offering to be followed by a spin-off or 100% spin-off.

  At a June 18, 1996 Board of Directors meeting, the Board of Directors determined to pursue an up to 20% initial public offering of Cuno, to be followed by a spin-off. The Board of Directors concluded that an up to 20% public offering of Cuno had certain potential advantages over an immediate 100% spin-off, which included: establishing an initial trading market for Cuno to enable the company to begin developing market recognition; permitting Cuno to develop a following among analysts in the fluid filtration industry; and generating immediate cash for the Company. The Board of Directors recognized, however, that the value inherent in Cuno, the ability to attract and retain qualified personnel and the ability to use Cuno stock as acquisition currency could only be realized by a complete separation of Cuno and the Company in the near future. The officers of the Company contacted Katten Muchin and Goldman Sachs to pursue this strategy and prepare a registration statement. Meetings were scheduled with advisers and potential underwriters.

  On June 27, 1996, Mr. Holland faxed to Mr. Powers a letter, which was released to the news media on the same day, containing an unsolicited proposal to acquire the Company pursuant to a transaction in which the Company's shareholders would receive $27.00 in cash for their Common Shares.

  On June 28, 1996, the Company retained Goldman Sachs as its financial advisor with respect to United Dominion's proposal.

  At a meeting on June 29, 1996, the Board of Directors of the Company discussed United Dominion's June 27 letter. On June 30, 1996, the Company issued a press release which stated that the Board of Directors of the Company, at its meeting on June 29, 1996, reaffirmed the Company's long-standing objective of creating shareholder value through the Company's core businesses and indicated that the Board of Directors would review the United Dominion proposal in consultation with its legal and investment advisers. In addition, the Company announced that, as part of its ongoing strategic plans, the Company was preparing a public offering of up to 20% of the stock of Cuno.

  The Company continued to prepare for the public offering of Cuno until the first week of July 1996. At that time, however, the Board of Directors recognized that, if United Dominion's proposal were rejected, and United Dominion continued to pursue its proposal, shareholders of the Company would not, under that proposal, be able to realize the true value of the Company's investment in Cuno. In addition, the Board of Directors believed, after consultation with its financial advisor, that it would not be practicable to pursue the public offering given the uncertainties created by United Dominion's proposal. Accordingly, at their meetings on July 8 and July 11, 1996, the Board of Directors again focused on alternatives for unlocking the value of Cuno, and concluded that such value could more readily be realized through an immediate spin-off.

  On July 11, 1996, United Dominion and OAC announced an unsolicited tender offer to purchase all of the Company's outstanding Common Shares and the associated preferred share purchase rights (the "Rights") issued pursuant to the Shareholder Rights Agreement, dated as of November 29, 1989 (the "Rights Agreement") between the Company and the Mahoning National Bank of Youngstown, as Rights Agent (the Common Shares, together with the Rights, are hereinafter referred to as the "Shares") for a purchase price of $27.00 per Share, net to the seller in cash, without interest thereon (the "Original Offer"). On the same date, the Board of Directors unanimously determined that the Original Offer was inadequate, and not in the best interests of the Company, its shareholders, employees, customers, suppliers, labor organizations, the communities in which the Company does business and its other constituencies, and did not adequately reflect the long-term value or prospects of the Company. At that meeting, the Board of Directors unanimously determined not to proceed with a public offering of up to 20% of the stock of Cuno, but instead to proceed with a spin-off of 100% of the stock of Cuno to the Company's shareholders (the "Spin-Off"), subject to customary conditions, including the receipt of an opinion of counsel with respect to the tax-free nature of the Spin-Off. The Board of Directors also unanimously approved a program to repurchase up to 2,500,000 Common Shares in open market and privately negotiated transactions (the "Repurchase Program"). On July 12, 1996, United Dominion and OAC filed with the Company an Acquiring Person Statement under the Ohio Control Share Acquisition Law in order to cause the Company to call the 831 Special Meeting. OAC and United Dominion's Acquiring Person Statement, dated July 12, 1996 is included herein without attachments as Exhibit A to this Proxy Statement.

  On July 15, 1996, the purchase price of the Original Offer was increased to $30.00 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Revised Offer to Purchase, dated July 16, 1996 (the "Revised Offer"). The stated purpose of the Revised Offer is to acquire control of, and the entire equity interest in, the Company. According to the Revised Offer to Purchase, dated July 16, 1996 (the "Revised Offer to Purchase"), United Dominion intends, following completion of the Revised Offer, to seek to have the Company consummate a merger or similar business combination with OAC or another subsidiary of United Dominion at the same price per Common Share to be paid in the Revised Offer (the "Proposed Merger"), subject to the terms and conditions described in the Revised Offer to Purchase.

  According to the Revised Offer to Purchase, the Revised Offer is conditioned upon, among other things, the following significant matters:

    (1) The Minimum Condition: There must be validly tendered and not properly withdrawn prior to expiration of the Revised Offer a number of Common Shares which, when added to the Common Shares beneficially owned by OAC and its affiliates, constitutes at least two-thirds of the total voting power of all Common Shares outstanding on a fully diluted basis on the date of purchase.

    (2) The Control Share Condition: The approval of the Control Share Acquisition shall have been obtained from the Company's shareholders or OAC shall be satisfied, in its sole discretion, that the Ohio Control Share Acquisition Law is invalid or inapplicable to the acquisition of Common Shares pursuant to the Revised Offer.

    (3) The Business Combination Condition: OAC must be satisfied, in its sole discretion, that the restrictions contained in Chapter 1704 (the "Ohio Business Combination Law") of the Ohio Revised Code will not apply to the acquisition of Common Shares pursuant to the Revised Offer or to the Proposed Merger.

    The Ohio Business Combination Law prohibits certain combinations and other transactions (each, a "Chapter 1704 Transaction"), such as the Proposed Merger, between an issuing public corporation (such as the Company) and any "Interested Shareholder" (defined generally as any person that, directly or indirectly, is entitled to exercise or direct the exercise of 10% or more of the outstanding voting power of a corporation in the election of directors) for a period of three years after the date the person becomes an Interested Shareholder. After such three year period, a Chapter 1704 Transaction between an issuing public corporation and such Interested Shareholder is prohibited unless either certain "fair price" provisions are complied with or the Chapter 1704 Transaction is approved by certain supermajority shareholder votes. The Ohio Business Combination Law restrictions do not apply to a Chapter 1704 Transaction with an Interested Shareholder if either the acquisition of the corporation's shares that would cause the Interested Shareholder to become an Interested Shareholder, or the Chapter 1704 Transaction, is approved by a resolution of the board of directors of the corporation adopted prior to the date on which the Interested Shareholder became an Interested Shareholder. For a description of certain litigation relating to the Ohio Business Combination Law, see "Certain Litigation."

    (4) The Rights Condition: The Rights shall have been redeemed by the Company or OAC shall be satisfied, in its sole discretion, that the Rights have been invalidated or are otherwise inapplicable to the Revised Offer and the Proposed Merger.

    (5) The Articles Amendment Condition: Article SIXTH of the Company's Amended Articles of Incorporation (the "Articles") (which requires a 95% vote to approve a business combination which does not meet certain "fair price" and procedural criteria), shall have been repealed or otherwise amended with the effect that, or OAC shall be otherwise satisfied, in its sole discretion, that, the provisions of such Article will not apply to the Proposed Merger.

  On July 17, 1996, the Board of Directors unanimously concluded that the Revised Offer is inadequate, and not in the best interests of the Company, its shareholders, employees, customers, suppliers, labor organizations, the communities in which the Company does business and its other constituencies, and does not adequately reflect the long-term value or prospects of the Company. At that meeting, the Board of Directors unanimously reaffirmed the Company's prior determination to proceed with the Spin-Off. The Board of Directors also unanimously reaffirmed the Repurchase Program.

CERTAIN LITIGATION

  On July 11, 1996, United Dominion and OAC commenced litigation (the "District Court Litigation") in the Federal District Court for the Southern District of Ohio, Eastern Division (the "Court"), against the Company, the Board of Directors, the acting Commissioner of Securities of the Ohio Division of Securities, the Ohio Director of Commerce and the State of Ohio. Plaintiffs are seeking declarations that, among other things, (i) Section 1701.01(CC)(2) of Ohio's Control Share Acquisition Law is unconstitutional because it is claimed to conflict with the United States Constitution, and (ii) the Rights Agreement and the Rights are invalid, unlawful, null and void. Plaintiffs also sought, among other things, to enjoin (i) the enforcement of Sections 1701.01(CC)(2) and 1701.831(E) of Ohio's Control Share Acquisition Law, (ii) the Company's directors from taking any action to enforce or amend the Rights Agreement (other than to redeem the Rights or to amend certain provisions that limit the ability of the Company to redeem the Rights), and (iii) the Company from commencing or prosecuting in any court other than the court in which the action was filed, any action or proceeding relating to the plaintiffs' tender offer. Further, the plaintiffs sought an order to compel the Company to redeem the Rights and to amend certain provisions of the Rights Agreement that limit the ability of the Company to redeem the Rights. On July 15, 1996, the Court scheduled a hearing for July 29, 1996 with respect to United Dominion and OAC's motion to enjoin preliminarily the enforcement of Sections 1701.01(CC)(2) and 1701.831(E) of the Ohio Control Share Acquisition Law and the parties are commencing discovery with respect thereto. For a description of Sections 1701.01(CC)(2) and 1701.831(E) of the Ohio Control Share Acquisition Law, see page 9 of this Proxy Statement.

  On July 15, 1996, United Dominion and OAC filed an amended complaint asserting as additional claims that the directors of the Company had violated their fiduciary duties to the Company's shareholders by determining to undertake the Repurchase Program, undertaking to effect the Spin-Off and refusing to negotiate with United Dominion and OAC; that the Company's
Schedule 14D-9 contained false and misleading statements in violation of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"); and that the Company's repurchase of shares in the Repurchase Program violated the Exchange Act. The plaintiffs sought to enjoin preliminarily and permanently:
(1) the Board of Directors from refusing to negotiate with United Dominion and OAC; (2) the Repurchase Program; and (3) the Company from refusing to amend its Schedule 14D-9 with respect to the Repurchase Program and the Spin-Off.

  On July 18, 1996, the Company filed its answer to the amended complaint of United Dominion and OAC denying all substantive allegations and raising, as counterclaims, that there were disclosure violations in the state and federal filings by United Dominion and OAC associated with the Revised Offer. The Company also sought a declaratory judgment that, if United Dominion and OAC obtain proxies representing more than 10% of the voting power of the Company's Common Shares in the election of directors, United Dominion and OAC would be "interested shareholders" within the meaning of the Ohio Business Combination Law and thus be prohibited from engaging in certain transactions with the Company, including completing their Proposed Merger, for a minimum of three years and thereafter, unless they comply with the Ohio Business Combination Law.

  On July 19, 1996, United Dominion and OAC moved for leave to file a second amended complaint and for a preliminary injunction, based on their claim that the Spin-Off would violate the claimed rights of the Company's shareholders to vote at the 831 Special Meeting and another special meeting that United Dominion and OAC intended to call. The Court set a briefing schedule to rule upon the right of United Dominion and OAC to raise such claims and their right to discovery and also set a tentative hearing on their motion for preliminary injunction for August 14, 1996.

  On July 24, 1996, United Dominion and OAC filed their reply memorandum in support of their motion for leave to file a Second Amended Complaint. The Court had indicated in a hearing on July 19, 1996, that the Court would endeavor to rule on that motion by the close of business on July 25, 1996, but to date no ruling has been issued.

  On July 25, 1996, the Company filed a motion seeking a temporary restraining order to prevent United Dominion and OAC from distributing proxy solicitation materials seeking Agent Designations for the purpose of calling a Special Meeting. This same issue had been raised in the Company's July 23, 1996 motion for a preliminary injunction, but the Company determined that more expeditious action was warranted in light of United Dominion's and OAC's indications that they intended to begin sending the solicitations of Agent Designations from the Company's shareholders on July 25, 1996. At a hearing held on July 25, 1996, the Court denied the Company's motion.

  On July 31, 1996, the Court said that it would deny United Dominion's motion for a preliminary injunction to declare unconstitutional certain provisions of Ohio's takeover legislation. The Court stated it would enter written opinion and order in a few days. At the 831 Special Meeting, United Dominion's purchase of shares must be approved by two separate votes: (1) a majority of all Common Shares and Preferred Shares represented at the Special Meeting and
(2) a majority of all such Common Shares and Preferred Shares that are not "interested shares." The result of the denial of United Dominion's injunction motion is that "interested shares" will include Shares acquired after June 27, 1996 by any persons who paid over $250,000 for such Shares.

RECOMMENDATION BY THE COMPANY'S BOARD OF DIRECTORS

  At a meeting of the Board of Directors held on July 11, 1996, the Board of Directors of the Company met with its financial and legal advisers and reviewed the Original Offer of $27.00 per Share. At that meeting, the Board of Directors unanimously concluded that the Original Offer was inadequate and not in the best interests of the Company, its shareholders, employees, customers, suppliers, labor organizations, the communities in which the Company does business and its other constituencies, and did not adequately reflect the long-term value or prospects of the Company. In connection with its determination, the Board of Directors considered numerous factors, including but not limited to the factors described in clauses (i) through (ix) of the third succeeding paragraph. At that meeting, the Board of Directors unanimously determined to proceed with the Spin-Off. The Board also unanimously approved the Repurchase Program.

  On July 15, 1996, United Dominion and OAC issued a press release announcing the Revised Offer.

  On July 17, 1996, the Board of Directors of the Company met to review the Revised Offer with its financial and legal advisors. The Board of Directors unanimously concluded that the Revised Offer is inadequate and not in the best interests of the Company, its shareholders, employees, customers, suppliers, labor organizations, the communities in which the Company does business and its other constituencies, and does not adequately reflect the long-term value or prospects of the Company. At that meeting, the Board of Directors unanimously reaffirmed the Company's prior determination to proceed with the Spin-Off. The Board also unanimously reaffirmed the Repurchase Program.

  In reaching its conclusions referred to above, the Board of Directors considered numerous factors, including but not limited to:

    (i) the Board of Directors' familiarity with the business, financial condition, prospects and current business strategy of the Company, the nature of the businesses in which the Company operates and the Board of Directors' belief that the Revised Offer does not reflect the long-term values inherent in the Company;

    (ii) the Company's financial performance in recent years, including its record results for its 1995 fiscal year and three consecutive years of improving operating results, including strong improvements in operating performance and profitability by Cuno;

    (iii) the Company's long-term strategic plan to build value for its shareholders by growing its core businesses (the strategic plan includes, with respect to the Company, the launch of new products, reductions in corporate and operating unit overhead, continued improvement in the Company's German businesses, and increased penetration by the Building Systems division in Central and Eastern European markets and, with respect to Cuno, the development of new products from Cuno's core technologies, decreasing product development cycles, increased customer focus, improved distribution, improved operating efficiencies, and growth though selective acquisitions);

    (iv) the Company's plan to proceed with the Spin-Off, in light of the belief of the Board of Directors and management that:

      --the Spin-Off should enhance the abilities of the managements of the Company and Cuno to focus more closely on the objectives of their respective businesses, enhance the two companies' ability to create incentives that align the interests of their management and employees with the performance of their respective companies, and permit Cuno to use its publicly traded stock as a currency for expansion through acquisitions; and

      --the Spin-Off should enable shareholders of the Company to benefit in the near term from the value of a high-growth, high-multiple business, which has not previously received appropriate market recognition because of the Company's mix of industrial businesses, which typically trade at lower multiples. The Board of Directors took into consideration that there is some risk that the tax-free nature of the Spin-Off could be impacted, with attendant adverse tax consequences to the Company and certain of its shareholders, in the event of an acquisition of the Company by certain third parties (including United Dominion) following a spin-off;

    (v) the Board of Directors' belief that the Repurchase Program will provide investors who desire to obtain liquidity for their investment in the Company with an opportunity to sell all, or a portion of, their investment in the Company; these shareholders may be more likely to support actions that would make it more difficult for the Company to resist an inadequate bid, which in the view of the Board of Directors would not be in the best interests of the Company, its shareholders and its other constituencies; accordingly, the Repurchase Program may stabilize the Company's base of long-term shareholders and may give long-term shareholders who desire to participate in the benefits of the Spin-Off and the future growth of the Company and Cuno a greater opportunity to do so; the Board of Directors also considered the fact that the Repurchase Program is expected to be accretive to the Company's earnings per Common Share (assuming the repurchase of 2,500,000 Common Shares at an average price of $29.00 per Common Share and the incurrence by the Company of additional debt of $72.5 million bearing interest at 9% per annum, the Repurchase Program would add an estimated $0.06 to fiscal 1996 earnings per Common Share and an estimated $0.14 to fiscal 1997 earnings per Common Share);

    (vi) the Board of Directors' belief, in light of the Company's strategic plan and its plan to proceed with the Spin-Off, that this is not the appropriate time to sell the Company (the Board of Directors' belief was based upon its view that the Spin-Off would unlock the value of a high-growth, high-multiple business which had not received appropriate market recognition because of the Company's mix of industrial businesses, which typically trade at lower multiples, and its view that the Company's strategic plan, including the Spin-Off, would result in greater value to the Company and its shareholders over the long-term);

    (vii) the Board of Directors' belief, based upon its review of the Company's strategic plan described in clause (iii) above, the benefits of the Spin-Off described in clause (iv) above, and the benefits of the Repurchase Program described in clause (v) above, that the interests of the Company, its shareholders and other constituencies would best be served by the Company continuing as an independent entity, proceeding with its plans to effect the Spin-Off, and effecting the Repurchase Program;

    (viii) the oral opinion of Goldman Sachs, the Company's financial advisor, after reviewing with the Board of Directors many of the factors referred to above and other financial criteria used in assessing an offer, that the Revised Offer is inadequate; and

    (ix) the disruptive effect consummation of the Revised Offer would have on the Company's employees, suppliers, customers and the communities where the Company operates.

  On July 29, 1996, the Board of Directors declared a dividend to the Company's shareholders of 100% of the common stock of Cuno (the "Cuno Common Stock"). The Cuno Common Stock will be distributed on the basis of one share of Cuno Common Stock for each outstanding Common Share, payable to holders of record of Common Shares as of the close of business on August 9, 1996. The distribution of the Cuno Common Stock to the Company's shareholders is expected to take place on the later of either August 19, 1996 or the earliest practicable date after approval of the Cuno Common Stock for trading on the Nasdaq National Market and the commencement of trading. The Spin-Off is also subject to there not being in effect on the distribution date any injunction, order or decree of any court or governmental authority which prohibits or makes illegal the Spin-Off.

  In connection with the Spin-Off, the Company received opinions from Katten Muchin and Fried, Frank, Harris, Shriver & Jacobson to the effect that the Spin-Off should qualify as tax-free under Section 355 of the Internal Revenue Code of 1986 (the "Code"). Such opinions specifically assume, however, that the Revised Offer will not be accepted by shareholders of the Company and neither the Company nor Cuno is acquired in a transaction after the Spin-Off which was initiated prior to the Spin-Off or that could reasonably be anticipated to occur as of the date of the Spin-Off. If that assumption proves inaccurate, there is a significant risk that the Spin-Off will not qualify as a tax-free distribution under Section 355 of the Code. If the Spin-Off does not qualify under Section 355 of the Code, then the Company will be treated as if it sold the stock of Cuno in a taxable transaction, resulting in a substantial tax liability to the Company. In addition, the shareholders who receive the Cuno Common Stock in the Spin-Off will be treated as if they have received a taxable dividend (to the extent of Cuno's accumulated and current earnings and profits) in the amount of the full fair market value of the Cuno

Common Stock received. In addition, legislation proposed by the Clinton Administration would render the Spin-Off taxable to the Company if within two years following the Spin-Off there is a more than 50% change in control transaction involving either the Company or Cuno which is related to the Spin-Off. The explanation to the proposed legislation indicates that a hostile acquisition commenced before the Spin-Off occurs may be related. The Clinton Administration proposed that this legislation apply to all transactions occurring after March 19, 1996, although Congressional leaders have indicated that it would not be effective until after appropriate Congressional action. Stockholders who acquire Cuno Common Stock after the Spin-Off will not have any individual federal tax obligation with respect to this potential liability. However, such new stockholders will be impacted by the effect, if any, on Cuno's earnings, financial condition and results of operations from such tax liabilities.

  The certificate of incorporation and the bylaws of Cuno contain provisions that (i) limit a stockholder's ability to act by written consent, (ii) provide for a staggered board of directors, (iii) require an affirmative vote of 80% of the stockholders entitled to vote to remove directors (who can only be removed for cause), to amend certain provisions of the certificate of incorporation or to repeal or amend the bylaws, and (iv) allow the Board of Directors of Cuno, without obtaining stockholder approval, to issue shares of preferred stock having rights that could adversely affect the voting power and economic rights of holders of the Cuno Common Stock. Cuno has also adopted a stockholder rights agreement. Also, Section 203 of the Delaware General Corporation Law restricts certain business combinations with any "interested stockholder" as defined by such statute. Any of the foregoing factors may delay, defer or prevent a change in control of Cuno.

  In connection with the Spin-Off, the Company has entered into a new $190 million credit facility with a group of banks led by Mellon Bank, N.A., which will provide funds for Cuno and, among other purposes, completion of the Repurchase Program. Also, on July 29, 1996, the Board of Directors declared a regular quarterly cash dividend on the Common Shares of $0.135 per share, payable September 13, 1996 to shareholders of record on August 30, 1996.

  On July 30, 1996, the Company filed a Registration Statement on Form 10 (the "Form 10") under the Securities Exchange Act of 1934, as amended (the "Exchange Act") relating to the registration of the Cuno Common Stock under the Exchange Act.

  The Company recognizes that a vote to authorize the Revised Offer is not the same as a decision to tender your Shares. HOWEVER, IN LIGHT OF THE BOARD OF DIRECTORS' CONCLUSIONS THAT THE REVISED OFFER IS INADEQUATE, IS NOT IN THE BEST INTERESTS OF THE COMPANY, ITS SHAREHOLDERS AND OTHER CONSTITUENCIES, AND DOES NOT ADEQUATELY REFLECT THE LONG-TERM VALUE OR PROSPECTS OF THE COMPANY, THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST THE CONTROL SHARE ACQUISITION. Please promptly date, sign and return the accompanying LIGHT-GREEN proxy card. To be sure your Common Shares and Preferred Shares are voted AGAINST the authorization, we recommend you discard, and do not return, United Dominion and OAC's BLUE-STRIPED proxy card. With respect to Common Shares and Preferred Shares you hold through the Company's ESOPs or Plans (as both terms are defined below), please promptly date, sign and return the enclosed Trustee Instruction Card to have the trustee vote your Common Shares and Preferred Shares AGAINST the Control Share Acquisition.

OHIO CONTROL SHARE ACQUISITION LAW

  Section 831 provides, among other things, that, unless the articles of incorporation or the regulations of an issuing public corporation provide otherwise, any control share acquisition of such corporation shall be made only with the prior authorization of its shareholders. An "issuing public corporation" is defined as a corporation, organized for profit under the laws of Ohio, with fifty or more shareholders, that has its principal place of business, principal executive offices or substantial assets within Ohio, and as to which no valid close corporation agreement is in existence. The Company is an "issuing public corporation."

  A "control share acquisition" is defined as the acquisition, directly or indirectly, by any person of shares of an issuing public corporation that, when added to all other shares of the issuing public corporation in respect of which such person may exercise or direct the exercise of voting power, would entitle such person, immediately after such acquisition, directly or indirectly, alone or with others, to exercise or direct the exercise of the voting power of such issuing public corporation in the election of directors of the following ranges of such voting power: (a) one-fifth or more but less than one-third of such voting power; (b) one-third or more but less than a majority of such voting power; or (c) a majority or more of such voting power.

  Section 831 provides that any person who proposes to make a control share acquisition shall deliver an "acquiring person statement" to the issuing public corporation. Such acquiring person statement shall include (i) the identity of the acquiring person; (ii) a statement that the acquiring person statement is given pursuant to Section 831; (iii) the number of shares of the issuing public corporation owned, directly or indirectly, by the acquiring person; (iv) the range of voting power in the election of directors under which the proposed control share acquisition would, if consummated, fail; (v) a description in reasonable detail of the terms of the proposed acquisition; and (vi) representations of the acquiring person (together with a statement in reasonable detail of the facts upon which the representations are based) that the proposed control share acquisition, if consummated, will not be contrary to law, and that the acquiring person has the financial capacity to make the proposed control share acquisition.

  Within ten days of receipt of an acquiring person statement that complies with Section 831, the directors of the issuing public corporation must call a special meeting of shareholders of the issuing public corporation to vote on the proposed control share acquisition. Such special meeting must be held within fifty days of receipt of the acquiring person statement unless the acquiring person agrees otherwise. If the acquiring person requests in writing at the time of delivery of the acquiring person statement, such special meeting shall be held no sooner than 30 days after receipt by the issuing public corporation of the acquiring person statement.

  The issuing public corporation is required to send a notice of the special meeting to all shareholders of record as of the record date set for the meeting, together with a copy of the acquiring person statement and a statement by the issuing public corporation, authorized by its directors, of its position or recommendation with respect to the proposed control share acquisition.

  Pursuant to Ohio Revised Code Section 1701.831(E)(1), the acquiring person may make the proposed control share acquisition only if (a)(i) a quorum is present at the special meeting, (ii) the acquisition is authorized by an affirmative vote of a majority of the voting power entitled to vote in the election of directors and represented in person or by proxy at such meeting ("First Majority"), and (iii) by a majority of the portion of such voting power excluding the voting power of "interested shares" ("Second Majority"), as defined below, and (b) such control share acquisition is consummated, in accordance with the terms so authorized, no later than 360 days following such shareholder authorization of the control share acquisition.

  Ohio Revised Code Section 1701.01(CC)(1) defines "interested shares" as the shares of an issuing public corporation as to which any of the following persons may exercise (or direct the exercise of) voting power of the corporation in the election of directors: (i) the acquiring person; (ii) an officer of the issuing public corporation elected or appointed by its directors; or (iii) any employee of the issuing public corporation who is also a director of such corporation. Ohio Revised Code Section 1701.01(CC)(2) also defines "interested shares" (the shares defined under either Section 1701.01(CC)(1) and (2) hereinafter referred to as "Interested Shares") to mean shares of the issuing public corporation acquired, directly or indirectly, by any person for valuable consideration during the period beginning with the date of the first public disclosure of a proposed control share acquisition of the issuing public corporation or any proposed merger, consolidation or other transaction which would result in a change in control of the corporation or all or substantially all of its assets, and ending on the date of any special meeting of the corporation's shareholders held thereafter pursuant to Section 831 for the purpose of voting on a control share acquisition proposed by an acquiring person, if either (i) the aggregate consideration paid or otherwise given by the person who acquired the shares, and any other persons acting in concert with such person, exceeds $250,000 or (ii) the number of shares acquired by the person who acquired the shares, and any other persons acting in concert with such person, exceeds one-half of 1% of the outstanding shares of the corporation entitled to vote in the election of directors.

  In earlier cases, Luxottica Group S.p.A. v. United States Shoe Corp., C.A. No. C2-95-244 (S.D. Ohio, Mar. 16, 1995) and Danaher Corporation v. Acme-Cleveland Corporation, C. No. C2-96-0247 (S.D. Ohio 1996), brought with respect to the constitutionality of Section 1701.01(CC)(2), the Court interpreted Section 1701.01(CC)(2) as requiring the determination of the status of shares as Interested Shares to be made as of the date of the special meeting held pursuant to Section 1701.831, taking into account all purchases of shares between the date of the first public disclosure of a proposed control share acquisition up to the time of such special meeting. Although the Company has reserved its right to contest this interpretation on appeal, the Company has adopted procedures for the 831 Special Meeting that the Company believes are consistent with the Court's interpretation.

  June 27, 1996 is the date on which United Dominion first publicly disclosed the proposed control share acquisition that is the subject of the 831 Special Meeting. Accordingly, pursuant to the Court's interpretation of Section 1701.01(CC)(2), should the aggregate consideration paid or otherwise given by a person who acquires Common Shares or Preferred Shares, and by any other persons acting in concert with such person, during the period that commenced on June 27, 1996 and ends on the date of the 831 Special Meeting (or of any reconvening of such meeting pursuant to proper adjournment thereof) exceed $250,000 in the aggregate, such shares will constitute "Interested Shares." Persons who both purchase and sell shares during the period should meet the aggregate consideration they paid and the aggregate consideration they received for purposes of determining their status on the date of the 831 Special Meeting.

  THE AUTHORIZATION BY THE SHAREHOLDERS OF THE CONTROL SHARE ACQUISITION IS INDEPENDENT OF ANY DECISION BY SHAREHOLDERS WHETHER OR NOT TO TENDER THEIR SHARES PURSUANT TO THE REVISED OFFER. Consummation of the transactions described in the Revised Offer, however, is conditioned, among other things, upon shareholder authorization of the Control Share Acquisition pursuant to
Section 831.

  The foregoing summary does not purport to be a complete statement of the provisions of Section 831 and the related provisions of the Ohio Revised Code. The foregoing summary is qualified in its entirety by reference to Section 831 and the Ohio Revised Code.

VOTE OF TWO SEPARATE MAJORITIES REQUIRED; CERTAIN VOTING PROCEDURES AT 831 SPECIAL MEETING

  As discussed earlier, for the Control Share Acquisition to be authorized under the Ohio Control Share Acquisition Law, two separately determined majorities of the Common Shares and Preferred Shares (voting together as a single class) voted at the 831 Special Meeting (the First Majority and Second Majority) for each such authorization must authorize the Control Share Acquisition, and a separately determined quorum must be present at the 831 Special Meeting.

  The First Majority authorization is that of a majority of the voting power of all of the Common Shares and Preferred Shares present or represented at the 831 Special Meeting; all of the outstanding Common Shares and Preferred Shares of the Company as of the Record Date are eligible to vote in determining the approval of this First Majority. The quorum required for this authorization is a majority of the voting power of all the outstanding Common Shares and Preferred Shares.

  The Second Majority authorization required is that of a majority of the Common Shares and Preferred Shares present or represented at the 831 Special Meeting, excluding the voting power of Common Shares and Preferred Shares that are Interested Shares; Interested Shares are ineligible to vote in determining the authorization of this Second Majority. The quorum required for the Second Majority authorization is a majority of the voting power of outstanding Common Shares and Preferred Shares excluding the voting power of Interested Shares.

  Holders of the voting power of Interested Shares are not eligible to vote such Interested Shares in connection with the Second Majority. The Board of Directors has authorized, and the Company (after consultation with the Presiding Inspector of Election and the Inspector of Election described below) has instituted, procedures to implement the Ohio legislative mandate to exclude the voting power of Interested Shares, including a requirement that each shareholder certify to the Company the number of Common Shares and Preferred Shares being voted that are eligible to vote in respect of the Second Majority. UNDER PROCEDURES FOR THE 831 SPECIAL MEETING ADOPTED BY THE COMPANY, WITH THE CONCURRENCE OF THE PRESIDING INSPECTOR OF ELECTION AND THE INSPECTOR OF ELECTION, ALL COMMON SHARES AND PREFERRED SHARES THAT ARE VOTED WITHOUT SUCH A CERTIFICATION SHALL BE PRESUMED TO BE INELIGIBLE TO VOTE IN RESPECT OF THE SECOND MAJORITY. See "Shares Outstanding and Eligible to Be Voted in First Majority and Second Majority" in this Proxy Statement and the additional information set forth in Exhibit B to this Proxy Statement.

  In the event that a quorum is not present at the 831 Special Meeting for one or both of the votes to be taken on the Control Share Acquisition, that vote could not be taken under the Ohio Control Share Acquisition Law, and the Control Share Acquisition would not be authorized. The holders of a majority of Common Shares and Preferred Shares represented at the 831 Special Meeting, whether or not a quorum is present, could vote to adjourn the 831 Special Meeting to not later than the close of business on August 31, 1996, at which time another determination would be made as to whether the required quorum was present.

  If the Control Share Acquisition is not authorized by both of the majority votes required, United Dominion and OAC may not proceed further with the Control Share Acquisition unless the Ohio Control Share Acquisition Law is declared unconstitutional. If the Control Share Acquisition is authorized by both the required majorities, United Dominion and OAC would not be prohibited by the Ohio Control Share Acquisition Law from completing the Revised Offer and the Control Share Acquisition. However, authorization of the Control Share Acquisition for purposes of the Ohio Control Share Acquisition Law would not require any shareholder to accept the Revised Offer or to tender shares to OAC. Moreover, in the event that the shareholders of the Company do authorize the Control Share Acquisition, there can be no assurance that the Revised Offer will be consummated. As previously described under "The Revised Offer," the Revised Offer is subject to numerous conditions. For a description of certain litigation relating to these conditions, see "The Revised Offer." The Board of Directors of the Company believes there is substantial uncertainty as to whether the conditions to the Revised Offer will be satisfied, and there may be significant delay before the Revised Offer can be consummated, even if all of the conditions to the Revised Offer can be satisfied.

  If a shareholder abstains from voting on the Control Share Acquisition (marking "abstain" on the form of proxy), those Common Shares and Preferred Shares will be considered as present at the 831 Special Meeting for quorum purposes, but the abstention will have the practical effect of a "no" vote. If a broker indicates on the form of proxy that it does not have discretionary authority as to certain Common Shares and Preferred Shares to vote on the Control Share Acquisition, those Common Shares and Preferred Shares will be considered as present at the 831 Special Meeting for quorum purposes but not entitled to vote with respect to the 831 Special Meeting and thus will also have the practical effect of a "no" vote. If the Company's proxy is properly signed and returned without specifying a choice, the Common Shares and Preferred Shares represented thereby will be voted AGAINST the Control Share Acquisition.

  Certain Common Shares and Preferred Shares are held of record by LaSalle National Trust, N.A. (which succeeded Mellon Bank, N.A. as trustee on July 26,
1996) as trustee (the "ESOP Trustee") for the Commercial Intertech Employee Stock Ownership Plan and Commercial Intertech Retirement Stock Ownership and Savings Plan (the "ESOPs"). The trust for these plans (the "ESOP Trust") contain pass-through voting provisions for the participants of the ESOPs, with Common Shares and Preferred Shares that are allocated to a participant's account voted by the ESOP Trustee as instructed by the participant and Common Shares and Preferred Shares that either are not allocated to any participant's account or are allocated but for which no instruction from the participant has been received by the ESOP Trustee voted by the ESOP Trustee proportionately as the allocated shares for which instructions were received are voted. PARTICIPANTS IN THE ESOPS CAN ONLY VOTE

COMMON SHARES AND PREFERRED SHARES HELD IN THE ESOPS ON THEIR BEHALF BY INSTRUCTING THE ESOP TRUSTEE ON THE TRUSTEE INSTRUCTION CARD PROVIDED TO PARTICIPANTS FOR THAT PURPOSE. According to proxy materials filed with the Securities and Exchange Commission by United Dominion and OAC, United Dominion and OAC believe that, notwithstanding the express terms of the trust document, the ESOP Trustee has a fiduciary duty under the Employee Retirement Income Security Act of 1974 ("ERISA") to exercise its discretion with respect to voting Common Shares or Preferred Shares held in the ESOPs which are allocated to any participant's account but for which no instructions are received by it and for all Common Shares or Preferred Shares held in ESOPs which are not allocated to any participant's account. United Dominion and OAC also believe, according to such proxy materials, that the indemnification provisions in favor of the ESOP Trustee contained in the trust documents, which provide full indemnification for the ESOP Trustee only for actions taken upon the written direction of the participants and in accordance with the terms of the ESOP, violate ERISA. According to such proxy materials, United Dominion and OAC believe that the Department of Labor has successfully advanced similar positions in a federal district court case, Reich v. NationsBank of Georgia, N.A., and Martin v. NationsBank of Georgia, N.A., an earlier opinion in the same proceeding.

  In addition, Common Shares are held of record by National City Bank, N.E., as trustee (the "Plan Trustee") for the Commercial Intertech Non-Qualified Stock Purchase Plan and the Commercial Intertech Employee Savings and Stock Purchase Plan (the "Plans"). The trusts for these plans (the "Plan Trusts") contain pass- through voting provisions for the participants of the Plans, with Common Shares that are allocated to a participant's account voted by the Plan Trustee as instructed by the participant and Common Shares for which no instruction from the participant has been received by the Plan Trustee voted by the Plan Trustee, in its sole discretion. PARTICIPANTS IN THE PLANS CAN ONLY VOTE COMMON SHARES HELD IN THE PLANS ON THEIR BEHALF BY INSTRUCTING THE PLAN TRUSTEE ON THE TRUSTEE INSTRUCTION CARD PROVIDED TO PARTICIPANTS FOR THAT PURPOSE.

  Proxies representing Common Shares held of record will include Common Shares allocated to participants under the Automatic Dividend Reinvestment Plan (the "Dividend Reinvestment Plan") for shareholders of the Company. The form of Proxy accompanying this Proxy Statement can be used to vote such Common Shares held under the Automatic Dividend Reinvestment Plan.

  Prior to the Repurchase Program, the Preferred Shares represented approximately 6.2% of the voting power of the Company's outstanding voting securities. In addition, Common Shares held in employee benefit plans represented approximately 4.9% of the voting power of the Company's outstanding voting securities. Assuming the repurchase of 2,500,000 shares pursuant to the Repurchase Program, the Preferred Shares would represent approximately 7.3%, and such Common Shares would represent approximately 5.8%, of the voting power of the Company's outstanding voting securities. If the Preferred Shares were converted to Common Shares and assuming completion of the repurchase, a total of 1,301,082 Common Shares would be issued, representing approximately 9.2% of the voting power of the Company's then outstanding voting securities.

  In connection with the Spin-Off, the ESOP Trustee would have to make a determination, in its discretion, whether to continue to hold the Preferred Shares or to convert prior to the Spin-Off record date into Common Shares and receive Cuno Common Stock in the Spin-Off. If the ESOP Trustee were to convert prior to the record date, based on the number of Common Shares which would be held by the ESOPs, it could continue to hold the Cuno shares following the Spin-Off. If the ESOP Trustee did not convert, however, under the anti-dilution provisions of the Preferred Shares, the Preferred Shares would be entitled to an adjustment in the conversion ratio equal to the result obtained by multiplying the conversion price by a fraction, the numerator of which would be the trading value of the Common Shares prior to the Spin-Off less the fair market value of the Cuno Common Stock, and the denominator of which would be trading value of the Common Shares prior to the Spin-Off.

SHARES OUTSTANDING AND ELIGIBLE TO BE VOTED IN FIRST MAJORITY AND SECOND
MAJORITY

  As discussed above, Common Shares and Preferred Shares are the only shares entitled to be voted at the 831 Special Meeting. The Common Shares and Preferred Shares are each entitled to one vote and vote together as a single class. On August 2, 1996, there were 13,671,332 Common Shares and 1,039,657 Preferred Shares outstanding, all of which are eligible to be voted in determining whether the Control Share Acquisition has been approved by the First Majority required under the Ohio Control Share Acquisition Law.

  The number of Common Shares and Preferred Shares eligible to be voted in determining whether the Control Share Acquisition has been approved by the Second Majority required under the Ohio Control Share Acquisition Law, consisting of the voting power of all the outstanding Common Shares and Preferred Shares excluding the voting power of Interested Shares, will be determined as of the time of the 831 Special Meeting in the manner described in this Proxy Statement. The categories of Interested Shares that will not be eligible to be voted in determining the Second Majority are as follows:

    a. Shares owned by the acquiring person (United Dominion and OAC). According to the Schedule 14D-1 filed by United Dominion and OAC on July 12, 1996, United Dominion and OAC, and their respective affiliates own in the aggregate 1,000 Common Shares, which are, for this purpose, Interested Shares.

    b. Shares owned by officers of the Company elected or appointed by its Board of Directors (16 individuals) and by any employee of the Company who is also a director of the Company (Paul J. Powers and William W. Cushwa). These individuals own, in the aggregate, 643,662 Common Shares and Preferred Shares, which are, for this purpose, Interested Shares. As such, these Common Shares will not be eligible to be voted in determining the Second Majority. To the best of the Company's knowledge, these individuals intend to vote their Common Shares and Preferred Shares against the Control Share Acquisition in determining the First Majority.

    c. The Ohio Control Share Acquisition Law also excludes from the vote in determining approval of the Control Share Acquisition by the Second Majority the voting power of "any shares . . . acquired, directly or indirectly, by any person from the holder or holders thereof for a valuable consideration during any period beginning with the date of the first public disclosure of a proposed control share acquisition . . . and ending on the date of the [831 Special Meeting], for the purpose of voting on a control share acquisition . . . if . . . the following [applies]: (a) the aggregate consideration paid or given by the person who acquired the shares, and any other persons acting in concert with him, for all such shares exceeds two hundred fifty thousand dollars. . . ." Such Shares are Interested Shares for this purpose. Pursuant to Section 1701.01 (CC)(2) of the Ohio Revised Code, any Common Shares or Preferred Shares acquired (directly or indirectly) during the period beginning on June 27, 1996, the date United Dominion first publicly disclosed its unsolicited proposal to purchase all of the Company's Common Shares, through the date of the 831 Special Meeting and that are held on the date of the 831 Special Meeting are Interested Shares if the aggregate consideration paid or given by a holder of such shares (or any person acting in concert with such holder) exceeds $250,000. Persons who both purchase and sell shares during the period should meet the aggregate consideration they paid and the aggregate consideration they received for purposes of determining their status on the date of the 831 Special Meeting.

  Under the Ohio Control Share Acquisition Law, Common Shares and Preferred Shares owned by directors who are not employees of the Company, and who do not fall into any other category described in subparagraph (a), (b) or (c) immediately above, would not be Interested Shares. The Company's directors (excluding director/officers) owned an aggregate of 390,567 Common Shares and Preferred Shares as of June 30, 1996, and, to the best of Company's knowledge, none of these Common Shares and Preferred Shares is an Interested Share. To the best of Company's knowledge, these directors intend to vote their Common Shares and Preferred Shares against approval of the Control Share Acquisition in determining the First and the Second Majorities.

  The Board of Directors has authorized, and the Company has instituted, after consultation with the Presiding Inspector of Election and the Inspector of Election described below, procedures to determine, as of the time of the 831 Special Meeting, how many and which of the outstanding Common Shares and Preferred Shares of the Company will be Interested Shares under the definition quoted in subparagraph (c) immediately above. Under these procedures:

    1(a) All proxy cards solicited for ballots voted at the 831 Special Meeting must set forth or be accompanied by a certification for signature by the shareholder to the effect that all, or an indicated number of, the Common Shares and Preferred Shares owned by that shareholder are eligible to vote in determining the Second Majority (namely, in determining whether the Control Share Acquisition is authorized by the Second Majority required under the Ohio Control Share Acquisition Law) because such Common Shares and Preferred Shares are not Interested Shares. See Exhibit B to this Proxy Statement for specific information as to the circumstances under which a shareholder may, or may not, sign the certification. Banks, brokerage houses, other institutions, nominees, and fiduciaries holding shares beneficially owned by other parties will be requested to include this certification on all materials distributed to such beneficial owners seeking instructions from the beneficial owners as to how to vote such Common Shares and Preferred Shares. The Company will also supply shareholders with a separate certification form that shareholders using the BLUE-STRIPED proxy card circulated by United Dominion and OAC may use to certify their eligibility (if the BLUE-STRIPED proxy card does not provide a certification of eligibility conforming to the certification on the LIGHT-GREEN proxy card circulated by the Company). The Company has requested that United Dominion and OAC include a conforming certification of eligibility in the BLUE-STRIPED proxy card, but to date United Dominion and OAC have not advised the Company that they will do so.

     (b) Each proxy card and ballot also sets forth or must be accompanied by a statement to the effect that, if the certification of eligibility is signed by the shareholder, the shareholder submitting the proxy card or the ballot undertakes to advise the Company of any changes in the status of the Common Shares and Preferred Shares represented by the proxy card or ballot, between the date the certification is originally signed and the time of the 831 Special Meeting, known to such shareholder to have caused such Common Shares and Preferred Shares to have become Interested Shares or of any other change in the eligibility of such shares to vote. Each shareholder is being provided with a second postage paid envelope and a duplicate proxy card addressed to the Company or the shareholder's nominee for the purpose of providing such additional information, if necessary. If the certification is signed by the shareholder and no such additional information is received, the Common Shares and Preferred Shares subject to the certification of eligibility on the proxy card or ballot will be presumed not to be Interested Shares and, therefore, will be eligible to be voted in determining whether the Control Share Acquisition has been approved by the Second Majority.

    2(a) The Company will submit, and United Dominion may also submit, to the Presiding Inspector of Election:

      (i) information from publicly available sources, such as filings with the Securities and Exchange Commission;

      (ii) information made available to the Company by its transfer agent, its proxy soliciting firm, The Depository Trust Company, and similar sources or information available to;

      (iii) information that becomes available to the Company in the course of the litigation initiated by United Dominion and OAC; and

      (iv) any other information that may assist in identifying which Common Shares and Preferred Shares are Interested Shares for purposes of challenging any certification of eligibility or lack thereof made on a proxy card or ballot that the Company or United Dominion, on the basis of such information, may believe to be incorrect. Under procedures approved by the Company's Board of Directors, such challenges are to be made as soon as possible, and in no event more than seven days after the date of the 831 Special Meeting.

     (b) All such challenges will be resolved by the Presiding Inspector of Election pursuant to an agreement among the Company and the Inspectors specifying the procedures and regulations for challenges and other activities of the Inspectors. Each ruling by the Presiding Inspector is to be made on the basis of the information presented to the Inspectors in a challenge, or in a rebuttal to a challenge, as the Presiding Inspector shall find, in his sole judgment, to be probative on a basis consistent with the language and purpose of the Ohio Control Share Acquisition Law and the efficient and fair administration of the 831 Special Meeting thereunder.

  All Common Shares and Preferred Shares as to which a signed certification of eligibility, as described above, has been provided on the proxy card or ballot relating to such Common Shares and Preferred Shares will be presumed by the Presiding Inspector to be eligible to be voted in determining whether the Control Share Acquisition is approved by the Second Majority; this presumption may be rebutted if a shareholder signing the proxy card or ballot provides subsequent information indicating that some or all of the Common Shares and Preferred Shares represented by the original proxy card or ballot have become, or lost their status as, Interested Shares or a successful challenge is made to such certification on the basis of information available to the challenging party. It is the Company's position that Common Shares and Preferred Shares subject to a proxy card or ballot without a certification of eligibility completed by the shareholder shall be presumed to be Interested Shares and, therefore, not eligible to be voted in determining whether the Control Share Acquisition has been approved by the Second Majority.

  IT IS ALSO THE COMPANY'S POSITION THAT ALL COMMON SHARES AND PREFERRED SHARES SUBJECT TO ONE OF THE BLUE-STRIPED PROXY CARDS PREVIOUSLY DISTRIBUTED BY UNITED DOMINION AND OAC, WHICH CONTAIN NO CERTIFICATION OF ELIGIBILITY, AS DESCRIBED ABOVE, SHALL ALSO BE PRESUMED TO BE INTERESTED SHARES, UNLESS THE SHAREHOLDER SIGNING THE PROXY CARD SIGNS AND PRESENTS EITHER (1) A PROXY CARD BEARING A LATER DATE WITH A SIGNED CERTIFICATION OF ELIGIBILITY OR (2) A SEPARATE CERTIFICATION OF ELIGIBILITY IN THE FORM PROVIDED TO SHAREHOLDERS BY THE COMPANY. The Company's proxy soliciting firm, Morrow & Co., Inc., will upon request in writing or by telephone furnish shareholders with LIGHT-GREEN proxy cards or Trustee Instruction Cards, as applicable, that contain a certification of eligibility or, if requested, the separate certification of eligibility for use with a BLUE-STRIPED proxy card. The address and telephone number to be used in requesting such proxy cards or separate certifications of eligibility are as follows: Commercial Intertech Corp., c/o Morrow & Co., Inc., 909 3rd Avenue, 20th Floor, New York, New York 10022-4799 (telephone for holders in street name: 1-800-662-5200; telephone for all others: 1-800-566-
9061).

INSPECTORS OF ELECTION

  The Company has retained Samuel H. Porter to serve as Presiding Inspector of Election at the 831 Special Meeting. Mr. Porter is a partner at the law firm of Porter, Wright, Morris & Arthur of Columbus, Ohio. As Presiding Inspector of Election, Mr. Porter will have, among other responsibilities, authority to determine the validity of any challenges to the certifications of eligibility described above. The Company has agreed to pay Mr. Porter at his usual hourly rate for his services, plus reasonable out-of-pocket costs and expenses (including legal fees and expenses for assistance provided by his law firm at its usual rates).

  The Company has also retained CT Corporation System, Inc. to act as an Inspector of Election under the direction of Mr. Porter and to assist in the tabulation of votes and determination of quorums at the 831 Special Meeting. The Company has agreed to pay CT Corporation System, Inc. its standard fees for its services plus reasonable out-of-pocket costs and expenses.

  Neither Mr. Porter nor CT Corporation System, Inc. is subject to any disability known to the Company by reason of any conflict of interest with the Company, United Dominion, OAC, or any of their respective affiliates or advisors. The Company is indemnifying the Inspectors of Election against certain liabilities in connection with possible litigation.

VOTING, SOLICITATION AND REVOCATION OF PROXIES

  LIGHT-GREEN proxy cards solicited by the Board of Directors of the Company accompany this Proxy Statement. A shareholder may use that proxy card if he or she is unable to attend the 831 Special Meeting in person. The proxy may be revoked in writing by the person giving it at any time before it is exercised by notice of such revocation to the Secretary of the Company, 1775 Logan Avenue, Youngstown, Ohio 44501, or by submitting a proxy card having a later date, or by such person appearing at the 831 Special Meeting and electing to vote in person. A shareholder may revoke a BLUE-STRIPED proxy card with a date later than the date of the proxy card submitted to United Dominion and OAC or by appearing at the 831 Special Meeting and electing to vote in person.

  All proxies validly submitted and not revoked will be voted in the manner specified therein in determining whether the Control Share Acquisition has been approved by the First Majority. All proxy cards validly submitted will be voted as to Common Shares and Preferred Shares the eligibility of which has been certified in the manner specified therein in determining whether the Control Share Acquisition has been approved by the Second Majority, except to the extent that the presumption that the Common Shares and Preferred Shares represented by the proxies are eligible to be voted in the Second Majority is rebutted. See "Shares Outstanding and Eligible to be Voted in First Majority and Second Majority." If no specification is made on a LIGHT-GREEN proxy card, the Common Shares and Preferred Shares represented by a LIGHT-GREEN proxy card will be voted AGAINST approval of the Control Share Acquisition. Neither abstentions nor broker non-votes will be counted as voting in favor of the Control Share Acquisition. As a consequence, abstentions and broker non-votes will have the same effect as votes against approval of the Control Share Acquisition. PARTICIPANTS IN THE ESOPS AND THE PLANS CAN VOTE COMMON AND PREFERRED SHARES, AS APPLICABLE, HELD IN THE ESOPS AND THE PLANS ON THEIR BEHALVES BY USING THE ENCLOSED FORM OF TRUSTEE INSTRUCTION CARD, WHICH WILL SERVE AS VOTING INSTRUCTION TO THE TRUSTEE FROM SUCH PARTICIPANTS.

  The costs of solicitation will be borne by the Company. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies in person, by telephone, by personal interview, e-mail, or by telecopier, none of whom will receive additional compensation for such solicitations. The Company has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward its solicitation materials to the beneficial owners of the Common Shares and Preferred Shares they hold of record and obtain authorization for, and appropriate certification in connection with, the execution of proxy cards. The Company will reimburse these record holders for customary mailing expenses incurred by them in forwarding these materials. The Company also has retained Morrow & Co., Inc. to assist the Company in connection with communications with shareholders and to provide other services in connection with the solicitation of proxies or consents and the Revised Offer. The fee of Morrow & Co. is estimated to be $400,000 plus reasonable out-of-pocket costs and expenses.

  Except as described above, neither the Company nor, to the best of the Company's knowledge, any person acting on its behalf has retained any other person to make solicitations or recommendations to security holders on its behalf in connection with the transactions contemplated by the Revised Offer.

OTHER FEES

  Pursuant to a letter agreement dated June 28, 1996 (the "Letter Agreement"), the Company has retained Goldman Sachs as financial advisor with respect to the Revised Offer and certain other possible transactions. In addition, Goldman Sachs will act as exclusive financial advisor with respect to any proxy or consent solicitation (including this solicitation) involving United Dominion and OAC. Pursuant to the Letter Agreement, the Company has agreed to pay to Goldman Sachs:

    (a) a fee of $250,000 payable on the date of the Letter Agreement;

    (b) an additional fee of $250,000 in the event of the commencement by United Dominion or any affiliate or other party of a tender offer, payable upon the commencement of the tender offer;

    (c) if 15% or more of the outstanding Shares of the Company are acquired by United Dominion or any other person or group (including the Company), in one or a series of transactions or if all or substantially all of the assets of the Company are transferred, in one or a series of transactions, by way of a sale, distribution or liquidation, an additional fee equal to 0.85% of the aggregate value of all such transactions (in the event at least 50% of the outstanding Shares of the Company are acquired by United

  Dominion or any other person or group, including the Company, such aggregate value shall be determined as if such acquisition were of 100% of the Shares of the Company);

    (d) if the Company or any other entity formed or owned in substantial part or controlled by the Company or one or more members of senior management of the Company or any employee benefit plan of the Company or any of its subsidiaries effects certain recapitalization transactions not covered by subparagraph (c), a fee (to be negotiated) equal to between 0.85% and 1.0% of the aggregate value of such transaction;

    (e) in the event that the Company acquires the securities or assets of another company or sells, distributes or liquidates all or a portion of the assets of the Company, including any pension-related assets, or sells or distributes securities of the Company, whether such distribution is made by dividend or otherwise, and no fee has become payable to Goldman Sachs with respect to such transaction pursuant to subparagraphs (c) and (d) above, additional fees customary to such transactions based on the aggregate value of the transaction; and

    (f) subject to certain conditions, in the event no transaction of the type described in subparagraphs (c) and (d) has been consummated by January 1, 1997, a fee of $500,000 on each such date as of which no transaction has been consummated: January 1, 1997, April 1, 1997, July 1, 1997, October 1, 1997, January 1, 1998 and April 1, 1998 less any amounts paid under subparagraphs (a) and (b) above.

  Any fees paid pursuant to subparagraphs (a), (b) and (f) above shall be credited against any fees payable pursuant to subparagraphs (d) and (e) above.

  The Company has also agreed to reimburse Goldman Sachs periodically for its reasonable out-of-pocket expenses, including the fees and disbursements of its attorneys, plus any sales, use or similar taxes (including additions to such taxes, if any) arising in connection with any matter referred to in the Letter Agreement. In addition, the Company has agreed to indemnify Goldman Sachs against certain liabilities, including liabilities under federal securities laws.

  Cuno has entered into a financial advisory agreement with each of Cleary Gull Reiland & McDevitt Inc. and Robert W. Baird & Co. Incorporated (each, an "Advisor"). Each Advisor has agreed to provide assistance in preparing the Form 10 and perform over-the-counter market making and research activities for Cuno following the Spin-Off. Cuno has agreed to pay each Advisor $250,000 for such services plus reimbursement for reasonable expenses. Each agreement contains customary indemnification provisions.

OTHER MATTERS

  No matter other than the Control Share Acquisition is to be considered at the 831 Special Meeting. However, if any procedural matter properly comes before the 831 Special Meeting, the proxies also confer authority to the persons named in the accompanying proxy to vote the Common Shares and Preferred Shares to which the proxy relates on such matter at their discretion.

  The Acquiring Person Statement delivered to the Company by United Dominion and OAC, Exhibit A to this Proxy Statement, and the Revised Offer to Purchase contain important information and should be read by shareholders before any decision is made with respect to voting on the Control Share Acquisition.

  Only holders of record of the Common Shares and Preferred Shares as of the close of business on the Record Date will be entitled to vote at the 831 Special Meeting or any adjournment thereof. Shareholders of record on the Record Date will retain their voting rights for the 831 Special Meeting even if such Common Shares and Preferred Shares are sold after the Record Date or are tendered pursuant to the Revised Offer, whether before or after the Record Date. The tender of Shares pursuant to the Revised Offer does not constitute the grant to United Dominion or OAC of a proxy or any voting rights with respect to the tendered Shares until such time as such Shares are accepted for payment by OAC.

  Proxies representing any Common Shares and Preferred Shares held in the names of a brokerage firm, bank, bank nominee or other institution on the Record Date can only be executed upon receipt of specific instructions by such brokerage firm, bank, bank nominee or other institution. Accordingly, please contact the person responsible for your account and instruct that person to execute the LIGHT-GREEN proxy card with respect to Common Shares and Preferred Shares you own beneficially.

  Participants in the ESOPs can only vote Common Shares and Preferred Shares held in the ESOPs on their behalf by instructing the ESOP Trustee on the Trustee Instruction Card provided to participants for that purpose.

  Similarly, participants in the Plans can only vote Common Shares held in the Plans on their behalves by instructing the Plan Trustee on the Trustee Instruction Card provided to participants for that purpose.

  PLEASE SIGN, DATE AND MAIL THE ACCOMPANYING WHITE PROXY CARD PROMPTLY. BY DATING, SIGNING AND MAILING THE ACCOMPANYING LIGHT-GREEN PROXY CARD, ANY PROXY PREVIOUSLY SIGNED BY YOU WITH RESPECT TO THE CONTROL SHARE ACQUISITION WILL BE AUTOMATICALLY REVOKED.

INTERESTS OF CERTAIN PERSONS

 The Stock Option and Award Plans; Form of Option Agreement:

  The Company's Stock Option and Award Plans allow for the grant of a variety of stock incentive instruments, including nonqualified (i.e., not tax-preferred) and incentive stock options, stock appreciation rights, restricted stock and performance shares. For many years, the Company has granted stock options to its key executives to create a direct link between shareholder and executive interests. In the past the Company has also periodically granted time-lapse restricted stock to its key executives.

  The performance share program, first initiated in fiscal 1993, is a longer-term incentive program designed to motivate key executives whose efforts result in the achievement of sustained financial results leading to increased shareholder value. Designed to replace substantially the restricted stock grants previously made to key executives, the Management Evaluation and Compensation Committee of the Board of Directors (the "Committee") believes performance shares better align executive and shareholder financial interests. The Committee selected 63 executives throughout the Company for participation in the performance share program.

  Depending on responsibilities within the Company, performance shares are earned based on average corporate and/or group Return On Equity (ROE), divisional operating income and, for certain executives, individual specific objectives over a three-year performance period. In future years, the Committee may consider other measures of shareholder value and performance periods, as appropriate, in light of the Company's strategic objectives. Threshold levels of ROE and, in certain cases, operating income must be achieved before any distributions are made.

  Historically the Company has granted stock options on an annual basis while performance shares are granted every other year. In determining stock option awards, the Committee considers such factors as median competitive award levels, the size of previous stock option awards and Company and individual performance.

  The Company has modified its practice of awarding restricted stock to key executives. Restricted stock is now used only in special circumstances, such as to attract new key executives for employment with the Company and in other comparable non-recurring circumstances.

  Pursuant to the terms of the Company's Stock Option and Award Plan of 1989, the Stock Option and Award Plan of 1993 and the Stock Option and Award Plan of 1995 (collectively, the "Stock Option and Award Plans"), the Committee may provide, upon a change of control (as defined in the Stock Option and Award Plans and which would include the consummation of the Revised Offer), that (i) any and all stock appreciation rights outstanding on the date that such change of control is determined to have occurred and any and all stock options awarded under the Stock Option and Award Plans not previously exercisable and vested shall become fully exercisable and vested and (ii) restrictions applicable to any and all restricted stock and performance share awards shall lapse and such shares and awards shall be fully vested.

  Similarly, pursuant to the terms of the Company's form of Option Agreement, the options granted thereunder and not yet exercisable shall become exercisable and vested upon a change of control or a potential change of control (as both terms are defined in the Option Agreement and which would include the consummation of the Revised Offer).

 Employment Agreements:

  On July 27, 1994, the Company entered into an Employment Agreement with Paul
J. Powers. Mr. Powers' Employment Agreement expires on February 28, 2000. The Employment Agreement provides for the payment of a base salary which can be increased at the discretion of the Company. Mr. Powers' annual base salary for 1995 was $481,667. Additionally, Mr. Powers shall be eligible to (1) receive cash bonuses as part of the Company's Salaried Employee Incentive Plan ("SEIP"); and (2) participate in other incentive, stock option, profit sharing and similar plans maintained by the Company for the benefit of its executives. In addition, the employment agreement with Mr. Powers provides that in the event of his termination without cause (as defined in his employment agreement), Mr. Powers shall receive a lump sum payment equal to two and one-half times his most recent annual cash compensation. Finally, Mr. Powers will be included in all other employee benefit plans to the extent that he is eligible. Such plans include, but are not limited to, group life insurance plans, hospitalization and medical plans and long-term disability plans.

  On May 18, 1992, the Company entered into an Employment Agreement with Bruce
C. Wheatley and on December 3, 1993, the Company entered into an Employment Agreement with Mark G. Kachur. Mr. Wheatley's Employment Agreement is for a term of three years and Mr. Kachur's Employment Agreement is for a term of three years. The Employment Agreement with Mr. Wheatley provides for a base salary of $200,000 and Mr. Kachur's Employment Agreement provides for a base salary of $240,000. Both employment agreements provide for participation in the Company's SEIP as well as other Company benefit programs, including group life insurance, hospitalization and medical plans. These Employment Agreements also provide for the grant of stock options under certain stock option plans, subject to vesting requirements, and also provide for participation in a supplemental deferred compensation arrangement. In the event of a change in control of the Company, these Employment Agreements provide for a lump sum severance payment in the amount of two years' cash compensation as well as continued participation in Company benefit programs for two years following termination.

 Termination Benefits:

  On February 15, 1988, the Company entered into a Severance Compensation and Consulting Agreement with Paul J. Powers. On September 28, 1989, the Company entered into separate Severance Compensation Agreements with each of Gilbert
M. Manchester, William W. Cushwa, Steven J. Hewitt, Edward J. Barnard, Patrick
C. Reardon, Kenneth W. Marcum and Robert A. Calcagni. On June 25, 1992, the Company entered into a Severance Compensation Agreement with John Gilchrist, on July 20, 1992 with Bruce C. Wheatley, on March 25, 1995 with Mark G. Kachur and, on February 29, 1996, with Hubert Jacobs van Merlen. The Severance Compensation and Consulting Agreement and the Severance Compensation Agreements are referred to collectively as the "Agreements." The Agreements were the result of a determination by the Board of Directors that it is appropriate and in the best interest of the Company and its shareholders that, in the event of a possible change in control of the Company, the stability and continuity of management would be maintained, free of the distractions incident to any change in control.

  For purposes of the Agreements, a "change in control" shall be deemed to have occurred if (i) there shall be consummated (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, or
(ii) the shareholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company, or (iii) any person (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act), other than the Company or a subsidiary or any employee benefit plan sponsored by the Company or a subsidiary, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing in special circumstances) having the right to vote in the election of directors, as a result of a tender or an exchange offer, open market purchases, privately negotiated purchases or otherwise, or (iv) at any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company shall cease for any reason to constitute at least the majority thereof, unless the election or the nomination for election by the Company's shareholders of each new director during such two-year period is approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such two-year period.

  Benefits are payable under the Agreements only if a change in control has occurred and within two years after such change in control the officer's employment is terminated involuntarily without cause or voluntarily by the officer for specified reasons, such as demotion, reduction in base salary, relocation, loss of benefits or other changes. The principal benefits to be provided to Mr. Powers under his Agreement are (i) a lump sum payment equal to two times his annual cash compensation (base salary and incentive compensation), (ii) continued participation in the Company's employee benefit programs for three years following termination, and (iii) a consulting fee equal to his annual cash compensation in consideration for consulting services over a one-year period after termination. The principal benefits to be provided to Messrs. Manchester, Cushwa, Hewitt, Barnard, Reardon, Marcum, Jacobs van Merlen, Calcagni, Kachur, Wheatley, and Gilchrist under the Agreements are (i) a lump sum payment equal to two times the officer's annual cash compensation (base salary and incentive compensation) and (ii) continued participation in the Company's employee benefit programs for two years following termination. If the officer's termination occurs after age 62, separation payments are reduced by a factor based upon the number of months remaining until the officer reaches age 65. The Agreements are not employment agreements, and do not impair the right of the Company to terminate the employment of the executive with or without cause prior to a change in control, or the right of the executive to voluntarily terminate his employment. Each Agreement generally terminates on the earlier of the date on which the officer reaches age 65 or five years from the date of the Agreement, provided that the term of the Agreement will be automatically extended for additional one-year periods until the officer reaches age 65 or the Company or the officer determines not to extend the Agreement.

SECURITY OWNERSHIP OF MANAGEMENT

  The following table sets forth information, as of June 30, 1996 (unless a different date is specified in the notes to the table) with respect to (a) each current director of the Company, (b) each of the Named Executive Officers (as defined in Item 402(a) (3) of Regulation S-K of the Exchange Act) and (c) all directors and executive officers of the Company as a group.

                                    AMOUNT AND NATURE                PERCENT OF
                                      OF BENEFICIAL                  ALL VOTING
NAME OF BENEFICIAL OWNER                OWNERSHIP                     SHARES**
- ------------------------            -----------------                ----------
William J. Bresnahan...............           300                        *
Charles B. Cushwa III..............       220,380(1)(4)(5)             1.50%
                                                 (8)(12)(16)
William W. Cushwa..................       238,925(1)(2)(3)(4)(6)(7)    1.62%
                                                 (8)(13)(14)(16)(17)
John M. Galvin.....................         5,750(8)                     *
John Gilchrist.....................        32,032(8)(10)(14)             *
Richard J. Hill....................        10,397(8)(9)                  *
Neil D. Humphrey...................         6,635(8)(9)                  *
Hubert Jacobs van Merlen...........        13,103                        *
Mark G. Kachur.....................        32,086(8)                     *
William E. Kassling................         5,000                        *
Gerald C. McDonough................         4,500(8)                     *
C. Edward Midgley..................        10,000                        *
Paul J. Powers.....................       329,041(2)(8)(10)(14)        2.24%
George M. Smart....................         2,750(8)                     *
Don E. Tucker......................       136,855(1)(2)(8)(11)           *
Bruce E. Wheatley..................        34,714(8)(15)                 *
All Directors and Executive Offi-
 cers as a Group (19 people).......     1,198,805                      8.15%

- --------
  * less than 1%.

 ** Percent of All Voting Shares based on total outstanding Common Shares and
    Preferred Shares as of August 2, 1996.

 (1) Does not include Common Shares owned by the members of the above-mentioned directors' families who share their homes, as follows: of Mr. Charles Cushwa--947 shares; of Mr. William Cushwa--26,278 shares; and of Mr. Tucker--1,146 shares. Beneficial ownership thereof is disclaimed by the respective directors.

 (2) Includes the beneficial interest in Common Shares (fractional shares not shown) credited to the accounts of the above-mentioned beneficial owners by the Trustee acting under the provisions of the Employee Savings and Stock Purchase Plan of Commercial Intertech Corp., as follows: Mr. William Cushwa--4,347 shares; Mr. Powers--1,630 shares; and Mr. Tucker-- 9,446 shares.
 (3) Includes Common Shares held by the directors as custodians for their minor children as follows: minor children of Mr. William Cushwa--4,011 shares.
 (4) Charles B. Cushwa III and William W. Cushwa are two of three beneficiaries of a trust, of which they are not trustees, which consists of 294,000 Common Shares the income from which will be paid to the beneficiaries equally during their lives. These shares are not included in the amounts shown in the table.
 (5) Includes 44,000 Common Shares held in trust, in which the children of Charles B. Cushwa III have a remainder interest, and of which National City Bank, N.E. and Charles B. Cushwa III are co-trustees. Beneficial ownership thereof is disclaimed by Mr. Charles B. Cushwa III.
 (6) Does not include 11,250 Common Shares held in trust, of which William W. Cushwa is not a trustee, for the benefit of his child and of which beneficial ownership is disclaimed by Mr. William W. Cushwa.
 (7) Includes 44,000 Common Shares held in trust, in which the children of William W. Cushwa have a remainder interest, and of which National City Bank, N.E. and William W. Cushwa are co-trustees. Beneficial ownership thereof is disclaimed by Mr. William W. Cushwa.

 (8) Includes Common Shares acquirable within 60 days of June 30, 1996 upon exercise of options issued under the Company's Stock Option and Award Plans as follows: Mr. Charles Cushwa--2,250 shares; Mr. William Cushwa-- 1,875 shares; Mr. Galvin--2,250 shares; Mr. Gilchrist--11,250 shares; Mr. Hill--2,250 shares; Mr. Humphrey--1,500 shares; Mr. McDonough--2,250 shares; Mr. Powers--137,250 shares; Mr. Wheatley--11,250 shares; Mr. Kachur--7,500 shares; Mr. Smart--750 shares; and Mr. Tucker--750 shares.
 (9) Includes Common Shares (fractional shares not shown) credited to the accounts of the above-mentioned beneficial owners by the administrator of the Company's Automatic Dividend Reinvestment Plan, as follows: Mr. Hill--3,147 shares; and Mr. Humphrey--1,485 shares.

(10) Includes in each case 317 Preferred Shares (fractional shares not shown) and the following number of Common Shares (fractional shares not shown) credited to the accounts of the above-mentioned beneficial owners by the Trustee acting under the provisions of the Commercial Intertech 401(k) plan: Mr. Gilchrist--441 shares; and Mr. Powers--5,011 shares.
(11) Includes 206 Preferred Shares (fractional shares not shown) and 5,036 Common Shares (fractional shares not shown) credited by the Trustee acting under the provisions of the Company's 401(k) plan.
(12) Includes 38,396 Common Shares held in trust, in which the children of Charles B. Cushwa III have a remainder interest, and of which National City Bank, N.E. and Charles B. Cushwa III are co-trustees. Beneficial ownership thereof is disclaimed by Mr. Charles B. Cushwa III.
(13) Includes 61,000 Common Shares held in trust, in which the children of William W. Cushwa have a remainder interest, and of which National City Bank, N.E. and William W. Cushwa are co-trustees. Beneficial ownership thereof is disclaimed by Mr. William W. Cushwa.

(14) Includes in each case two Common Shares (fractional shares not shown) as a result of participation in the Commercial Intertech Employee Stock Ownership Plan and the following number of Preferred Shares (fractional shares not shown) as a result of participation in the Company's Employee Stock Ownership Plan: Mr. William Cushwa--324 shares; Mr. Gilchrist--398 shares; and Mr. Powers--719 shares.

(15) Includes 96 Preferred Shares (fractional shares not shown) and 1,890 Common Shares (fractional shares not shown) held under the provisions of the Company's 401(k) plan. Includes 110 Preferred Shares (fractional shares not shown) as a result of participation in the Commercial Intertech Employee Stock Ownership Plan.
(16) Charles B. Cushwa III and William W. Cushwa are two of three beneficiaries of a trust, of which they are not trustees, containing 75,000 shares distribution of which is dependent upon the resolution of certain probate estate matters. The shares are not included in the amounts shown in the table.

(17) Includes 300 Preferred Shares (fractional shares not shown) and 903 Common Shares (fractional shares not shown) credited by the trustee acting under the provisions of the Commercial Intertech 401(k) plan.

  The information set forth above concerning the security holdings of the beneficial owners is based on information received from the persons named. None of such beneficial owners, directly or indirectly, owns beneficially any equity securities of any subsidiary of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  The name of any person or "group" (as that term is used in the Exchange Act) known by the Company to be the beneficial owner of more than five percent (5%) of any class of the Company's voting securities as of June 30, 1996 is set forth below:

                                                      AMOUNT AND NATURE PERCENT PERCENT OF
                               NAME AND ADDRESS         OF BENEFICIAL     OF    ALL VOTING
TITLE OF CLASS               OF BENEFICIAL OWNER          OWNERSHIP     CLASS**  SHARES**
- --------------           ---------------------------- ----------------- ------- ----------
Common.................. National City Bank N.E.           989,707(1)     7.24%   6.73%
                         P.O. Box 450
                         Youngstown, OH 44501
Series B Preferred...... LaSalle National Trust, N.A.    1,039,657(2)   100.00%   7.07%
                         P.O. Box 444
                         Pittsburgh, PA 15230

- --------

** Percent of All Voting Shares and Percent of Class based on total outstanding Common Shares and Preferred Shares as of August 2, 1996.

(1) This figure includes 172,409 Common Shares held in trust by National City Bank, N.E. (trustee) for the benefit of participants in the Employee Savings and Stock Purchase Plan of Commercial Intertech Corp. This figure also includes 1,597 Common Shares held in trust by National City Bank, N.E. (trustee) for the benefit of participants in the Company's Non-Qualified Stock Purchase Plan of Commercial Intertech.

    National City Bank has sole voting power over 644,032 shares, shared voting power over 170,806 shares and no voting power over 174,869 shares. National City Bank has sole investment power over 277,613 shares and shared investment power over 712,094 shares.

(2) This figure represents all of the outstanding Preferred Shares held of record by LaSalle National Trust, N.A. (trustee) for the benefit of participants in the ESOPs. The trust for these plans contains provisions for pass-through voting rights to the employee participants in the plans.

    LaSalle National Trust, N.A. has shared voting power and shared investment power over all Preferred Shares.

NO DISSENTERS RIGHTS

  Dissenters rights are not available to the shareholders of an "issuing public corporation" in connection with the authorization of a "control share acquisition" under the Ohio Control Share Acquisition Law.

SHAREHOLDER PROPOSALS

  Proposals of security holders to be presented at the 1997 Annual Meeting of shareholders of the Company must be in proper form and received by the Company by October 1, 1996.

                                        By Order of the Board of Directors,

                                        /s/Shirley M. Shields
                                        Shirley M. Shields,
                                        Secretary

Youngstown, Ohio

August 2, 1996

                                                                      EXHIBIT A

                          ACQUIRING PERSON STATEMENT

                        PURSUANT TO SECTION 1701.831 OF
                            THE OHIO REVISED CODE*

                          COMMERCIAL INTERTECH CORP.
                     (NAME OF ISSUING PUBLIC CORPORATION)

                              1775 LOGAN AVENUE,
                            YOUNGSTOWN, OHIO 44510
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                         OPUS ACQUISITION CORPORATION

                                      AND
                      UNITED DOMINION INDUSTRIES LIMITED
                              (ACQUIRING PERSONS)

  This Acquiring Person Statement is being delivered to Commercial Intertech Corp., an Ohio corporation (the "Company"), pursuant to Section 1701.831 of the Ohio Revised Code by United Dominion Industries Limited, a Canadian company ("Parent"), and Opus Acquisition Corporation, a Delaware corporation and an indirect wholly owned subsidiary of Parent (the "Purchaser"), and relates to the transactions contemplated by the tender offer by the Purchaser to purchase all outstanding Common Shares, par value $1.00 per share (including the associated preferred share purchase rights), of the Company ("Common Shares") (including Common Shares issuable upon conversion of shares of ESOP Convertible Preferred Stock Series B, without par value, of the Company ("Preferred Shares")), upon the terms and subject to the conditions set forth in the Offer to Purchase dated July 12, 1996 (as the same may hereafter be amended from time to time, the "Offer to Purchase"), a copy of which is attached hereto as Exhibit A and incorporated herein by reference.

ITEM 1. IDENTITY OF THE ACQUIRING PERSON.

  The acquiring persons are United Dominion Industries Limited ("Parent") and Opus Acquisition Corporation (the "Purchaser"). The address of the principal executive offices of the Purchaser and Parent are 2300 One First Union Center, Charlotte, North Carolina 28202-6039.

  The information set forth in the Introduction and in the section entitled "Certain Information Concerning Parent and the Purchaser" of the Offer to Purchase is incorporated herein by reference.

ITEM 2. DELIVERY OF ACQUIRING PERSON STATEMENT.

  This Acquiring Person Statement is given pursuant to Section 1701.831 of the Ohio Revised Code.

  The Purchaser and Parent hereby request that a special meeting of the shareholders of the Company, which is required to be called by the directors of the Company pursuant to division (C) of Section 1701.831 of the Ohio Revised Code as a result of the delivery of this Acquiring Person Statement, be held no sooner than thirty (30) days after the Company's receipt of this Acquiring Person Statement.
- --------
* Notwithstanding the making and delivery of this Statement, all rights are reserved (i) to challenge the constitutionality, validity and/or legality of all or any part of Section 1701.831 and related provisions of the Ohio Revised Code and their application to the Offer to Purchase and/or (ii) to seek an amendment to the Code of Regulations of the Company to provide that
  Section 1701.831 and related provisions of the Ohio Revised Code do not apply to control share acquisitions of Common Shares, including pursuant to the Offer to Purchase.

ITEM 3. OWNERSHIP OF SHARES BY ACQUIRING PERSON.

  On the date of this Acquiring Person Statement, the Purchaser owns 500 Common Shares and no Preferred Shares, and Parent owns 1,000 Common Shares (500 directly and 500 indirectly through the Purchaser) and no Preferred Shares.

ITEM 4. RANGE OF VOTING POWER.

  The Purchaser and Parent propose to acquire all of the outstanding Common Shares in accordance with and as contemplated by the terms of the Offer to Purchase. The proposed control share acquisition, if consummated, would result in the acquisition of a majority or more of the voting power as described in subparagraph (c) of paragraph (Z)(1) of Section 1701.01 of the Ohio Revised Code.

ITEM 5. TERMS OF THE PROPOSED CONTROL SHARE ACQUISITION.

  The offer price is $27 per Common Share (and associated Right), net to the seller in cash without interest thereon, subject to change as described in the section entitled "Terms of the Offer" of the Offer to Purchase incorporated herein by reference. Other information as set forth in the Offer to Purchase is incorporated herein by reference. For a description of the terms of the proposed control share acquisition, reference is made in particular to the information set forth in the Introduction, and in the sections entitled "Terms of the Offer", "Procedures for Tendering Shares", "Withdrawal Rights", "Acceptance for Payment and Payment", "Source and Amount of Funds", "Purpose of the Offer; Plans for the Company", "Dividends and Distributions", "Certain Conditions of the Offer" and "Certain Legal Matters" of the Offer to Purchase.

ITEM 6. REPRESENTATIONS OF LEGALITY; FINANCIAL CAPACITY.

  The Purchaser and Parent represent that the proposed control share acquisition will not be contrary to law and that they have the financial capacity to make such proposed control share acquisition. The facts upon which these representations are based are set forth in reasonable detail in the sections entitled "Certain Information Concerning Parent and the Purchaser", "Certain Legal Matters" and "Source and Amount of Funds" of the Offer to Purchase and such information is incorporated herein by reference.

                                          Opus Acquisition Corporation

                                                 /s/ B. Bernard Burns, Jr.
Dated: July 12, 1996                      By __________________________________
                                            Name: B. Bernard Burns, Jr.
                                            Title:Vice President and Secretary

                                          United Dominion Industries Limited

Dated: July 12, 1996                             /s/ B. Bernard Burns, Jr.
                                          By __________________________________
                                            Name: B. Bernard Burns, Jr.
                                            Title: Senior Vice President,
                                                   General Counsel and
                                                   Secretary

                                                                      EXHIBIT B

                      PROXY CARD/TRUSTEE INSTRUCTION CARD

                         CERTIFICATION OF ELIGIBILITY

  IT IS THE COMPANY'S POSITION THAT A SHAREHOLDER MUST SIGN AND COMPLETE THE CERTIFICATION OF ELIGIBILITY ON THE PROXY CARD OR TRUSTEE INSTRUCTION CARD OR THE SEPARATE CERTIFICATION OF ELIGIBILITY IN THE FORM PROVIDED TO SHAREHOLDERS BY THE COMPANY IN ORDER TO BE ELIGIBLE TO VOTE IN DETERMINING WHETHER THE CONTROL SHARE ACQUISITION HAS BEEN APPROVED BY THE SECOND MAJORITY (AS DEFINED IN THE PROXY STATEMENT). IT IS ALSO THE COMPANY'S POSITION THAT COMMON SHARES AND PREFERRED SHARES REPRESENTED BY A PROXY CARD OR TRUSTEE INSTRUCTION CARD WITHOUT A COMPLETED AND SIGNED CERTIFICATION SHALL BE PRESUMED TO BE INTERESTED SHARES (AS DEFINED IN THE ATTACHED PROXY STATEMENT) THAT ARE INELIGIBLE TO VOTE IN CONNECTION WITH THE SECOND MAJORITY AUTHORIZATION AS DESCRIBED ON PAGE 8 OF THE ATTACHED PROXY STATEMENT. If either of the following circumstances apply to Common Shares and Preferred Shares owned by a shareholder, the shareholder is entitled to sign the certification as to those Common Shares and Preferred Shares:

    a. The Common Shares and Preferred Shares were owned by the shareholder before June 27, 1996, and the shareholder is not United Dominion, OAC, an officer of the Company elected or appointed by its Board of Directors, or an employee of the Company who is also a director of the Company; or

    b. The Common Shares and Preferred Shares were purchased by the shareholder on or after June 27, 1996, and the aggregate purchase price of all Common Shares and Preferred Shares, together with any Common Shares and Preferred Shares purchased by any person acting in concert with the shareholder, on or after June 27, 1996, and that will be held as of the date of the 831 Special Meeting, is $250,000 or less. Persons who both buy and sell shares should net the aggregate consideration they paid with the aggregate consideration they received for purposes of determining their status on the date of the 831 Special Meeting.

  If, however, any of the following circumstances apply to any of the Common Shares and Preferred Shares represented by the proxy card, the shareholder is not entitled to, and must not, sign the certification as to such Common Shares and Preferred Shares:

    1. The shareholder is United Dominion, OAC, an officer of the Company elected or appointed by its Board of Directors, or an employee of the Company who is also a Director of the Company; or

    2. The Common Shares and Preferred Shares were purchased by the shareholder on or after June 27, 1996, and the aggregate purchase price of all Common Shares and Preferred Shares, together with any Common Shares and Preferred Shares purchased by any person acting in concert with the shareholder, on or after June 27, 1996, and that will be held as of the date of the 831 Special Meeting is more than $250,000. Persons who both buy and sell shares should net the aggregate consideration they paid with the aggregate consideration they received for purposes of determining their status on the date of the 831 Special Meeting.

  In addition, a shareholder is not entitled to sign the certification with respect to Common Shares and Preferred Shares that were sold after August 7, 1996 to a third person (the "Buyer") known to the shareholder to meet the test of Paragraph (1) or (2) above. If the shareholder cannot determine the status of the Buyer, the shareholder is entitled to presume that the Buyer does not meet the test of Paragraph (1) or (2) above.

  IF THE SHAREHOLDER SIGNS THE CERTIFICATION OF ELIGIBILITY BUT LATER LEARNS THAT THE CIRCUMSTANCES IN EITHER (1) OR (2) ABOVE APPLY TO THE COMMON SHARES AND PREFERRED SHARES, OR THE SHAREHOLDER LATER TRANSFERS COMMON SHARES AND PREFERRED SHARES TO ANOTHER PERSON WHO THE SHAREHOLDER LEARNS IS NOT, OR AFTER GIVING EFFECT TO THE TRANSFER WILL NOT BE, ELIGIBLE TO SIGN THE CERTIFICATION, OR THE SHAREHOLDER LATER LEARNS OTHER FACTS THAT CHANGE THE ELIGIBILITY OF THE COMMON SHARES OR THE PREFERRED SHARES TO VOTE IN DETERMINING WHETHER THE CONTROL SHARE ACQUISITION HAS BEEN APPROVED BY THE SECOND MAJORITY, THE SHAREHOLDER SHOULD (AND BY SIGNING THE CERTIFICATION UNDERTAKES TO) SO NOTIFY THE COMPANY IF YOU ARE VOTING THROUGH A BROKER OR NOMINEE, THEN NOTIFY SUCH BROKER OR NOMINEE OF SUCH CHANGES BY USE OF THE DUPLICATE PROXY CARD AND THE ADDITIONAL ENVELOPE PROVIDED.

            [FORM OF PROXY FOR COMMON SHARES NOT IN ESOPS OR PLANS]

[FRONT]
                           COMMERCIAL INTERTECH CORP.

               THIS PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
          TO BE HELD ON AUGUST 30, 1996 IS SOLICITED BY THE BOARD OF
                                   DIRECTORS

At the Special Meeting of Shareholders of COMMERCIAL INTERTECH CORP. to be held on August 30, 1996, and at any adjournment thereof, Paul J. Powers, Bruce C. Wheatley, and Hubert Jacobs van Merten, and each of them, with several powers of substitution and resubstitution, are hereby authorized to represent me and vote my shares upon the proposal to authorize as required by Section 1701.831 of the Ohio Revised Code the proposed control share acquisition by Opus Acquisition Corporation, as more fully described in the Company's proxy statement dated August __, 1996 (the "Proxy Statement"):

1.  Proposed Control Share Acquisition by     FOR  AGAINST  ABSTAIN
    Opus Acquisition Corporation              [ ]    [ ]      [ ]

2.  Proposed Adjournment of Meeting to        FOR  AGAINST  ABSTAIN
    Solicit Additional Votes, if Necessary,   [ ]    [ ]      [ ]
    to Authorize Control Share Acquisition

                                           THE BOARD OF DIRECTORS
                                         RECOMMENDS A VOTE "AGAINST"
                                                THE PROPOSALS
[REVERSE]

                     [CERTIFICATION OF ELIGIBILITY TO VOTE]
As of the date upon which the undersigned signs and delivers this Proxy Card EITHER
 [ ] All of the Common Shares represented by this Proxy Card are eligible to be voted in determining whether the proposed control share acquisition has been approved by the "Second Majority" (as defined in the Proxy Statement).

      Instruction: check the above box if all of the Common Shares represented by this proxy meet the eligibility criteria stated in Exhibit B of the Proxy Statement.
OR

 [ ] _________ of the Common Shares represented by this Proxy Card are eligible to be voted in determining whether the proposed control share acquisition has been approved by the Second Majority.

      Instruction: check the above box if some, but not all, of the Common Shares represented by this proxy meet the eligibility criteria stated in Exhibit B of the Proxy Statement and fill in the blank with the number of Common Shares that are eligible.

THE COMMON SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS SPECIFIED, WILL BE VOTED AGAINST THE PROPOSALS.

IF NO CERTIFICATION IS MADE, IT WILL BE PRESUMED THAT NONE OF THE COMMON SHARES REPRESENTED BY THIS PROXY CARD IS ELIGIBLE TO BE VOTED IN DETERMINING WHETHER THE PROPOSED CONTROL SHARE ACQUISITION HAS BEEN APPROVED BY THE SECOND MAJORITY.

PARTICIPANTS IN THE ESOPS CAN ONLY VOTE COMMON SHARES AND PREFERRED SHARES HELD IN THE ESOPS ON THEIR BEHALF BY INSTRUCTING THE ESOP TRUSTEE ON THE TRUSTEE INSTRUCTION CARD PROVIDED TO PARTICIPANTS FOR THAT PURPOSE.

SIMILARLY, PARTICIPANTS IN THE PLANS CAN ONLY VOTE SHARES HELD IN THE PLANS ON THEIR BEHALF BY INSTRUCTING THE PLAN TRUSTEE ON THE TRUSTEE INSTRUCTION CARD PROVIDED TO PARTICIPANTS FOR THAT PURPOSE.

By signing below, you (a) instruct that this Proxy Card be voted as marked; (b) certify the eligibility of your Common Shares to be voted as indicated above; and (c) UNDERTAKE TO NOTIFY THE COMPANY (OR, IF YOU VOTE THROUGH A BROKER OR NOMINEE, THEN NOTIFY SUCH BROKER OR NOMINEE OF SUCH CHANGES) IF, AT ANY TIME ON OR AFTER THE DATE YOU SIGN THIS PROXY CARD AND ON OR BEFORE THE DATE OF THE SPECIAL MEETING OF SHAREHOLDERS (THE "831 SPECIAL MEETING"), any of the following should occur:

(1) you, or any other persons acting in concert with you, acquire additional Common Shares and the net aggregate consideration paid or given by you, and any other persons acting in concert with you, for all Common Shares acquired, indirectly or directly, by you, and any persons acting in concert with you, on or after June 27, 1996 exceeds $250,000;

(2) you sell Common Shares to another person who, to your knowledge, is not, or after giving effect to the sale will not be, eligible to sign the certification of eligibility; or

(3) to your knowledge, the eligibility of any of the Common Shares to which this Certificate of Eligibility relates otherwise changes.

SIGNATURE(S)                            DATE



______________________________          _________________________


SIGNATURE(S)                            DATE



______________________________          _________________________

NOTE: Please sign your name exactly as it appears in print and, in case of multiple or joint ownership, all should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

            [FORM OF TRUSTEE INSTRUCTION CARD FOR COMMON SHARES IN
                  PLANS -- NON-QUALIFIED STOCK PURCHASE PLAN]

[FRONT]
                        CONFIDENTIAL VOTING INSTRUCTIONS
                         TO:  NATIONAL CITY BANK, N.E.
                          AS TRUSTEE ON BEHALF OF THE
                       NON-QUALIFIED STOCK PURCHASE PLAN
                         OF COMMERCIAL INTERTECH CORP.
                                  ("TRUSTEE")

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    FOR THE SPECIAL MEETING OF SHAREHOLDERS
                   UNDER SECTION 1701.831 OF THE OHIO REVISED
                       CODE TO BE HELD ON AUGUST 30, 1996


The undersigned hereby directs the Trustee to vote all Common Shares of Commercial Intertech Corp. allocated to the undersigned's account under the plan on the record date for the Special Meeting of Shareholders of Commercial Intertech Corp., to be held in Youngstown, Ohio on Friday, August 30, 1996, or at any adjournments or postponements thereof, upon the matter as set forth in the Notice of Special Meeting and Proxy Statement ("Proxy Statement"), receipt of which is hereby acknowledged.

The Trustee is directed to vote as specified below, or if no specification is made, AGAINST the proposed Control Share Acquisition by Opus Acquisition Corporation. To vote in accordance with the Board of Directors' recommendations, just sign below without checking any boxes. If you fail to sign and return these instructions, the Trustee will vote, in its sole discretion, any shares held under the plan which are not voted. The Trustee makes no recommendation as to this matter.

PLEASE SIGN, DATE AND RETURN THIS CONFIDENTIAL VOTING SHEET PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THESE CONFIDENTIAL VOTING INSTRUCTIONS WILL BE SEEN ONLY BY AUTHORIZED PERSONNEL APPOINTED BY THE TRUSTEE.


1.  Proposed Control Share Acquisition by     FOR  AGAINST  ABSTAIN
    Opus Acquisition Corporation              [ ]    [ ]      [ ]

2.  Proposed Adjournment of Meeting to        FOR  AGAINST  ABSTAIN
    Solicit Additional Votes, if Necessary,   [ ]    [ ]      [ ]
    to Authorize Control Share Acquisition


                                            THE BOARD OF DIRECTORS
                                         RECOMMENDS A VOTE "AGAINST"
                                                 THE PROPOSALS

[REVERSE]

                     [CERTIFICATION OF ELIGIBILITY TO VOTE]
As of the date upon which the undersigned signs and delivers this Trustee Instruction Card
EITHER
 [ ] All of the Common Shares represented by this Trustee Instruction Card are eligible to be voted in determining whether the proposed control share acquisition has been approved by the "Second Majority" (as defined in the Proxy Statement).

      Instruction: check the above box if all of the Common Shares represented by this Trustee Instruction Card meet the eligibility criteria stated in Exhibit B of the Proxy Statement.
OR
 [ ] _________ of the Common Shares represented by this Trustee Instruction Card are eligible to be voted in determining whether the proposed control share acquisition has been approved by the Second Majority.

     Instruction: check the above box if some, but not all, of the Common Shares represented by this Trustee Instruction Card meet the eligibility criteria stated in Exhibit B of the Proxy Statement and fill in the blank with the number of Common Shares that are eligible.

THE COMMON SHARES REPRESENTED BY THIS TRUSTEE INSTRUCTION CARD WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS SPECIFIED, WILL BE VOTED AGAINST THE PROPOSALS.

IF NO CERTIFICATION IS MADE, IT WILL BE PRESUMED THAT NONE OF THE COMMON SHARES REPRESENTED BY THIS TRUSTEE INSTRUCTION CARD IS ELIGIBLE TO BE VOTED IN DETERMINING WHETHER THE PROPOSED CONTROL SHARE ACQUISITION HAS BEEN APPROVED BY THE SECOND MAJORITY.

By signing below, you (a) instruct that this Trustee Instruction Card be voted as marked; (b) certify the eligibility of your Common Shares to be voted as indicated above; and (c) UNDERTAKE TO NOTIFY THE COMPANY AND THE TRUSTEE IF, AT ANY TIME ON OR AFTER THE DATE YOU SIGN THIS TRUSTEE INSTRUCTION CARD AND ON OR BEFORE THE DATE OF THE SPECIAL MEETING OF SHAREHOLDERS (THE "831 SPECIAL MEETING"), any of the following should occur:

(1) you, or any other persons acting in concert with you, acquire additional Common Shares and the net aggregate consideration paid or given by you, and any other persons acting in concert with you, for all Common Shares acquired, indirectly or directly, by you, and any persons acting in concert with you, on or after June 27, 1996 exceeds $250,000;

(2) you sell Common Shares to another person who, to your knowledge, is not, or after giving effect to the sale will not be, eligible to sign the certification of eligibility; or

(3) to your knowledge, the eligibility of any of the Common Shares to which this Certificate of Eligibility relates otherwise changes.



Dated: ____________, 1996    __________________________________
                             Signature of Participant


                             __________________________________
                             Social Security Number

            [FORM OF TRUSTEE INSTRUCTION CARD FOR COMMON SHARES IN
              PLANS -- EMPLOYEE SAVINGS AND STOCK PURCHASE PLAN]

[FRONT]
                        CONFIDENTIAL VOTING INSTRUCTIONS
                         TO:  NATIONAL CITY BANK, N.E.
                          AS TRUSTEE ON BEHALF OF THE
                    EMPLOYEE SAVINGS AND STOCK PURCHASE PLAN
                         OF COMMERCIAL INTERTECH CORP.
                                  ("TRUSTEE")

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    FOR THE SPECIAL MEETING OF SHAREHOLDERS
                   UNDER SECTION 1701.831 OF THE OHIO REVISED
                       CODE TO BE HELD ON AUGUST 30, 1996


The undersigned hereby directs the Trustee to vote all Common Shares of Commercial Intertech Corp. allocated to the undersigned's account under the plan on the record date for the Special Meeting of Shareholders of Commercial Intertech Corp., to be held in Youngstown, Ohio on Friday, August 30, 1996, or at any adjournments or postponements thereof, upon the matter as set forth in the Notice of Special Meeting and Proxy Statement ("Proxy Statement"), receipt of which is hereby acknowledged.

The Trustee is directed to vote as specified below, or if no specification is made, AGAINST the proposed Control Share Acquisition by Opus Acquisition Corporation. To vote in accordance with the Board of Directors' recommendations, just sign below without checking any boxes. If you fail to sign and return these instructions, the Trustee will vote, in its sole discretion, any shares held under the plan which are not voted. The Trustee makes no recommendation as to this matter.

PLEASE SIGN, DATE AND RETURN THIS CONFIDENTIAL VOTING SHEET PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THESE CONFIDENTIAL VOTING INSTRUCTIONS WILL BE SEEN ONLY BY AUTHORIZED PERSONNEL APPOINTED BY THE TRUSTEE.


1.  Proposed Control Share Acquisition by     FOR  AGAINST  ABSTAIN
    Opus Acquisition Corporation              [ ]    [ ]      [ ]

2.  Proposed Adjournment of Meeting to        FOR  AGAINST  ABSTAIN
    Solicit Additional Votes, if Necessary,   [ ]    [ ]      [ ]
    to Authorize Control Share Acquisition

                                            THE BOARD OF DIRECTORS
                                         RECOMMENDS A VOTE "AGAINST"
                                                 THE PROPOSALS

[REVERSE]

                     [CERTIFICATION OF ELIGIBILITY TO VOTE]
As of the date upon which the undersigned signs and delivers this Trustee Instruction Card
EITHER
 [ ] All of the Common Shares represented by this Trustee Instruction Card are eligible to be voted in determining whether the proposed control share acquisition has been approved by the "Second Majority" (as defined in the Proxy Statement).

      Instruction: check the above box if all of the Common Shares represented by this Trustee Instruction Card meet the eligibility criteria stated in Exhibit B of the Proxy Statement.
OR

 [ ] _________ of the Common Shares represented by this Trustee Instruction Card are eligible to be voted in determining whether the proposed control share acquisition has been approved by the Second Majority.

      Instruction: check the above box if some, but not all, of the Common Shares represented by this Trustee Instruction Card meet the eligibility criteria stated in Exhibit B of the Proxy Statement and fill in the blank with the number of Common Shares that are eligible.

THE COMMON SHARES REPRESENTED BY THIS TRUSTEE INSTRUCTION CARD WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS SPECIFIED, WILL BE VOTED AGAINST THE PROPOSALS.

IF NO CERTIFICATION IS MADE, IT WILL BE PRESUMED THAT NONE OF THE COMMON SHARES REPRESENTED BY THIS TRUSTEE INSTRUCTION CARD IS ELIGIBLE TO BE VOTED IN DETERMINING WHETHER THE PROPOSED CONTROL SHARE ACQUISITION HAS BEEN APPROVED BY THE SECOND MAJORITY.

By signing below, you (a) instruct that this Trustee Instruction Card be voted as marked; (b) certify the eligibility of your Common Shares to be voted as indicated above; and (c) UNDERTAKE TO NOTIFY THE COMPANY AND THE TRUSTEE IF, AT ANY TIME ON OR AFTER THE DATE YOU SIGN THIS TRUSTEE INSTRUCTION CARD AND ON OR BEFORE THE DATE OF THE SPECIAL MEETING OF SHAREHOLDERS (THE "831 SPECIAL MEETING"), any of the following should occur:

(1) you, or any other persons acting in concert with you, acquire additional Common Shares and the net aggregate consideration paid or given by you, and any other persons acting in concert with you, for all Common Shares acquired, indirectly or directly, by you, and any persons acting in concert with you, on or after June 27, 1996 exceeds $250,000;

(2) you sell Common Shares to another person who, to your knowledge, is not, or after giving effect to the sale will not be, eligible to sign the certification of eligibility; or

(3) to your knowledge, the eligibility of any of the Common Shares to which this Certificate of Eligibility relates otherwise changes.


Dated: ____________, 1996    __________________________________
                             Signature of Participant


                             __________________________________
                             Social Security Number

                       [FORM OF TRUSTEE INSTRUCTION CARD
                               FOR COMMON SHARES
                        AND PREFERRED SHARES IN ESOPS --
                         EMPLOYEE STOCK OWNERSHIP PLAN]

[FRONT]
                      CONFIDENTIAL VOTING INSTRUCTIONS TO:
                          LASALLE NATIONAL BANK, N.A.
                AS TRUSTEE ON BEHALF OF THE COMMERCIAL INTERTECH
                         EMPLOYEE STOCK OWNERSHIP PLAN
                                  ("TRUSTEE")
             SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
             SPECIAL MEETING OF SHAREHOLDERS UNDER SECTION 1701.831
             OF THE OHIO REVISED CODE TO BE HELD ON AUGUST 30, 1996
                                                                            ESOP

The undersigned hereby directs the Trustee to vote all Common Shares or Preferred Shares of Commercial Intertech Corp. deemed credited to the undersigned's account under the plan on the record date for the Special Meeting of Shareholders of Commercial Intertech Corp., to be held in Youngstown, Ohio on Friday, August 30, 1996, or at any adjournments or postponements thereof, upon the matter as set forth in the Notice of Special Meeting and Proxy Statement ("Proxy Statement"), receipt of which is hereby acknowledged.

The Trustee is directed to vote as specified below, or if no specification is made, AGAINST the proposed Control Share Acquisition by Opus Acquisition Corporation. To vote in accordance with the Board of Directors' recommendations, just sign below without checking any boxes. If you fail to sign and return these instructions, the Trustee will vote all shares deemed credited to your account in the same proportion as the shares deemed credited to the accounts of participants who have directed it. The Trustee makes no recommendation as to this matter.

PLEASE SIGN, DATE AND RETURN THIS CONFIDENTIAL VOTING CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THESE CONFIDENTIAL VOTING INSTRUCTIONS WILL BE SEEN ONLY BY AUTHORIZED PERSONNEL APPOINTED BY THE TRUSTEE. ADDITIONAL INFORMATION CONCERNING THE VOTING OF SHARES HELD UNDER THE PLAN APPEARS IN THE PROXY STATEMENT.

1.  Proposed Control Share Acquisition by     FOR  AGAINST  ABSTAIN
    Opus Acquisition Corporation              [ ]    [ ]      [ ]

2.  Proposed Adjournment of Meeting to        FOR  AGAINST  ABSTAIN
    Solicit Additional Votes, if Necessary,   [ ]    [ ]      [ ]
    to Authorize Control Share Acquisition


                                            THE BOARD OF DIRECTORS
                                         RECOMMENDS A VOTE "AGAINST"
                                                 THE PROPOSALS

[REVERSE]

                     [CERTIFICATION OF ELIGIBILITY TO VOTE]
As of the date upon which the undersigned signs and delivers this Trustee Instruction Card
EITHER
 [ ] All of the Common Shares and Preferred Shares represented by this Trustee Instruction Card are eligible to be voted in determining whether the proposed control share acquisition has been approved by the "Second Majority" (as defined in the Proxy Statement).

      Instruction: check the above box if all of the Common Shares and Preferred Shares represented by this Trustee Instruction Card meet the eligibility criteria stated in Exhibit B of the Proxy Statement.
OR
 [ ] _________ of the Common Shares and ___________________ of the Preferred Shares represented by this Trustee Instruction Card are eligible to be voted in determining whether the proposed control share acquisition has been approved by the Second Majority.

      Instruction: check the above box if some, but not all, of the Common Shares and Preferred Shares represented by this Trustee Instruction Card meet the eligibility criteria stated in Exhibit B of the Proxy Statement and fill in the blank with the number of Common Shares and Preferred Shares that are eligible.

THE COMMON SHARES AND PREFERRED SHARES REPRESENTED BY THIS TRUSTEE INSTRUCTION CARD WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS SPECIFIED, WILL BE VOTED AGAINST THE PROPOSALS.

IF NO CERTIFICATION IS MADE, IT WILL BE PRESUMED THAT NONE OF THE COMMON SHARES AND PREFERRED SHARES REPRESENTED BY THIS TRUSTEE INSTRUCTION CARD IS ELIGIBLE TO BE VOTED IN DETERMINING WHETHER THE PROPOSED CONTROL SHARE ACQUISITION HAS BEEN APPROVED BY THE SECOND MAJORITY.

By signing below, you (a) instruct that this Trustee Instruction Card be voted as marked; (b) certify the eligibility of your Common Shares and Preferred Shares to be voted as indicated above; and (c) UNDERTAKE TO NOTIFY THE COMPANY AND THE TRUSTEE IF, AT ANY TIME ON OR AFTER THE DATE YOU SIGN THIS TRUSTEE INSTRUCTION CARD AND ON OR BEFORE THE DATE OF THE SPECIAL MEETING OF SHAREHOLDERS (THE "831 SPECIAL MEETING"), any of the following should occur:

(1) you, or any other persons acting in concert with you, acquire additional Common Shares and Preferred Shares and the net aggregate consideration paid or given by you, and any other persons acting in concert with you, for all Common Shares and Preferred Shares acquired, indirectly or directly, by you, and any persons acting in concert with you, on or after June 27, 1996 exceeds $250,000;

(2) you sell Common Shares and Preferred Shares to another person who, to your knowledge, is not, or after giving effect to the sale will not be, eligible to sign the certification of eligibility; or

(3) to your knowledge, the eligibility of any of the Common Shares and Preferred Shares to which this Certificate of Eligibility relates otherwise changes.



Dated: ____________, 1996    __________________________________
                             Signature of Participant


                             __________________________________
                             Social Security Number

                       [FORM OF TRUSTEE INSTRUCTION CARD
                               FOR COMMON SHARES
                        AND PREFERRED SHARES IN ESOPS --
                  RETIREMENT STOCK OWNERSHIP AND SAVINGS PLAN]

[FRONT]
                      CONFIDENTIAL VOTING INSTRUCTIONS TO:
                          LASALLE NATIONAL BANK, N.A.
                AS TRUSTEE ON BEHALF OF THE COMMERCIAL INTERTECH
                  RETIREMENT STOCK OWNERSHIP AND SAVINGS PLAN
                                  ("TRUSTEE")
             SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                     SPECIAL MEETING OF SHAREHOLDERS UNDER
                      SECTION 1701.831 OF THE OHIO REVISED
                       CODE TO BE HELD ON AUGUST 30, 1996
                                                                          401(K)

The undersigned hereby directs the Trustee to vote all Common Shares or Preferred Shares of Commercial Intertech Corp. deemed credited to the undersigned's account under the plan on the record date for the Special Meeting of Shareholders of Commercial Intertech Corp., to be held in Youngstown, Ohio on Friday, August 30, 1996, or at any adjournments or postponements thereof, upon the matter as set forth in the Notice of Special Meeting and Proxy Statement ("Proxy Statement"), receipt of which is hereby acknowledged.

The Trustee is directed to vote as specified below, or if no specification is made, AGAINST the proposed Control Share Acquisition by Opus Acquisition Corporation. To vote in accordance with the Board of Directors' recommendations, just sign below without checking any boxes. If you fail to sign and return these instructions, the Trustee will vote all shares deemed credited to your account in the same proportion as the shares deemed credited to the accounts of participants who have directed it. The Trustee makes no recommendation as to this matter.

PLEASE SIGN, DATE AND RETURN THIS CONFIDENTIAL VOTING CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THESE CONFIDENTIAL VOTING INSTRUCTIONS WILL BE SEEN ONLY BY AUTHORIZED PERSONNEL APPOINTED BY THE TRUSTEE. ADDITIONAL INFORMATION CONCERNING THE VOTING OF SHARES HELD UNDER THE PLAN APPEARS IN THE PROXY STATEMENT.

1.  Proposed Control Share Acquisition by     FOR  AGAINST  ABSTAIN
    Opus Acquisition Corporation              [ ]    [ ]      [ ]

2.  Proposed Adjournment of Meeting to        FOR  AGAINST  ABSTAIN
    Solicit Additional Votes, if Necessary,   [ ]    [ ]      [ ]
    to Authorize Control Share Acquisition

                                            THE BOARD OF DIRECTORS
                                         RECOMMENDS A VOTE "AGAINST"
                                                 THE PROPOSALS

[REVERSE]

                     [CERTIFICATION OF ELIGIBILITY TO VOTE]
As of the date upon which the undersigned signs and delivers this Trustee Instruction Card
EITHER
 [ ] All of the Common Shares and Preferred Shares represented by this Trustee
      Instruction Card are eligible to be voted in determining whether the proposed control share acquisition has been approved by the "Second Majority" (as defined in the Proxy Statement).

      Instruction: check the above box if all of the Common Shares and Preferred Shares represented by this Trustee Instruction Card meet the eligibility criteria stated in Exhibit B of the Proxy Statement.
OR
 [ ] _________ of the Common Shares and ___________________ of the Preferred Shares represented by this Trustee Instruction Card are eligible to be voted in determining whether the proposed control share acquisition has been approved by the Second Majority.

      Instruction: check the above box if some, but not all, of the Common Shares and Preferred Shares represented by this Trustee Instruction Card meet the eligibility criteria stated in Exhibit B of the Proxy Statement and fill in the blank with the number of Common Shares and Preferred Shares that are eligible.

THE COMMON SHARES AND PREFERRED SHARES REPRESENTED BY THIS TRUSTEE INSTRUCTION CARD WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS SPECIFIED, WILL BE VOTED AGAINST THE PROPOSALS.

IF NO CERTIFICATION IS MADE, IT WILL BE PRESUMED THAT NONE OF THE COMMON SHARES AND PREFERRED SHARES REPRESENTED BY THIS TRUSTEE INSTRUCTION CARD IS ELIGIBLE TO BE VOTED IN DETERMINING WHETHER THE PROPOSED CONTROL SHARE ACQUISITION HAS BEEN APPROVED BY THE SECOND MAJORITY.

By signing below, you (a) instruct that this Trustee Instruction Card be voted as marked; (b) certify the eligibility of your Common Shares and Preferred Shares to be voted as indicated above; and (c) UNDERTAKE TO NOTIFY THE COMPANY AND THE TRUSTEE IF, AT ANY TIME ON OR AFTER THE DATE YOU SIGN THIS TRUSTEE INSTRUCTION CARD AND ON OR BEFORE THE DATE OF THE SPECIAL MEETING OF SHAREHOLDERS (THE "831 SPECIAL MEETING"), any of the following should occur:

(1) you, or any other persons acting in concert with you, acquire additional Common Shares and Preferred Shares and the net aggregate consideration paid or given by you, and any other persons acting in concert with you, for all Common Shares and Preferred Shares acquired, indirectly or directly, by you, and any persons acting in concert with you, on or after June 27, 1996 exceeds $250,000;

(2) you sell Common Shares and Preferred Shares to another person who, to your knowledge, is not, or after giving effect to the sale will not be, eligible to sign the certification of eligibility; or

(3) to your knowledge, the eligibility of any of the Common Shares and Preferred Shares to which this Certificate of Eligibility relates otherwise changes.


Dated: ____________, 1996    __________________________________
                             Signature of Participant


                             __________________________________
                             Social Security Number

                      SPECIAL MEETING VOTING INSTRUCTIONS

                           COMMERCIAL INTERTECH CORP.

                   Voting Procedures for Beneficial Owners of
        Common Shares and Preferred Shares of Commercial Intertech Corp.

TO ALL BANKS, BROKERS AND NOMINEES:

Commercial Intertech Corp. (the "Company") shareholders who were holders of record on August 7, 1996 AND who certify their eligibility under the criteria set forth in Exhibit B (the "Eligibility Criteria") to the Company's Proxy statement dated August __, 1996 (the "Proxy Statement") for the Special Meeting of Shareholders to be held on August 30, 1996 (the "Special Meeting") will be eligible to have their Common Shares and Preferred Shares voted in determining whether the "Control Share Acquisition" (as defined in the Proxy Statement) by Opus Acquisition Corporation ("OAC") and United Dominion Industries Limited ("United Dominion") has been approved by the "Second Majority" (as defined in the Proxy Statement) as required by Section 1701.831 of the Ohio Revised Code.

To enable the Inspectors of Election to tabulate the voting by beneficial owners of Common Shares and Preferred Shares held in your name, a special proxy and related certification of eligibility has been devised for you in tabulating the number of shares that are eligible to be voted in determining whether the Control Share Acquisition has been approved by the Second Majority. On this card, the beneficial owner must certify the eligibility of his Common Shares and Preferred Shares to be voted and, by the same signature, give instructions as to the voting of the shares he beneficially owns and give undertakings to advise the Company of certain specified subsequent changes in circumstances that would change the eligibility of the beneficially owned shares to participate in determining the Second Majority. You will also receive from the Company a separate certification form that beneficial owners using the BLUE-STRIPED proxy card circulated by OAC and United Dominion may use to certify eligibility (if the BLUE-STRIPED proxy card does not provide a certification of eligibility conforming to the certificate on the proxy card circulated by the Company).

IT IS THE COMPANY'S POSITION THAT ALL COMMON SHARES AND PREFERRED SHARES THE ELIGIBILITY OF WHICH IS NOT CERTIFIED BY THE BENEFICIAL OWNER WILL BE PRESUMED TO BE INELIGIBLE TO BE VOTED IN DETERMINING WHETHER THE CONTROL SHARE ACQUISITION HAS BEEN APPROVED BY THE SECOND MAJORITY. IT IS THE COMPANY'S POSITION THAT ALL COMMON SHARES AND PREFERRED SHARES SUBJECT TO ONE OF THE BLUE-STRIPED CARDS PREVIOUSLY CIRCULATED BY OAC

AND UNITED DOMINION, WHICH CONTAIN NO CERTIFICATION OF ELIGIBILITY, AS DESCRIBED ABOVE, SHALL BE PRESUMED TO BE INELIGIBLE UNLESS THE BENEFICIAL OWNER SIGNS AND PRESENTS TO THE COMPANY (OR THE NOMINEE TO WHICH YOU RETURNED YOUR PROXY CARD) EITHER (1) A PROXY CARD BEARING A LATER DATE WITH A SIGNED CERTIFICATION OF ELIGIBILITY CONFORMING TO THE CERTIFICATE ON THE WHITE PROXY CARD CIRCULATED BY THE COMPANY OR (2) A SEPARATE CERTIFICATION OF ELIGIBILITY.


IF YOU ARE A BROKER, DO NOT CERTIFY THE ELIGIBILITY OF COMMON SHARES AND PREFERRED SHARES. Only the beneficial owner can certify the eligibility of Common Shares and Preferred Shares represented by the Proxy Card.

IF YOU ARE A BANK, YOU MAY WISH TO FOLLOW YOUR USUAL PROCEDURES AND FURNISH THE PROXY CARD TO THE BENEFICIAL OWNER. The beneficial owner will vote his beneficial ownership including completion of the certification of eligibility. The beneficial owner may return the Proxy Card either to you or to Commercial Intertech Corp. c/o Morrow & Co., Inc., 909 3rd Avenue, 20th Floor, New York, New York 10022-4799.

August 2, 1996

                  [FORM OF BROKER'S AND NOMINEE'S PROXY CARD]
                           COMMERCIAL INTERTECH CORP.

                          BROKER'S AND NOMINEE'S PROXY

               THIS PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
      TO BE HELD ON AUGUST 30, 1996 IS SOLICITED BY THE BOARD OF DIRECTORS

At the Special Meeting of Shareholders of COMMERCIAL INTERTECH CORP. to be held on August 30, 1996, and at any adjournment thereof, Paul J. Powers, Bruce C. Wheatley, and Hubert Jacobs van Merlen, and each of them, with several powers of substitution and resubstitution, are hereby authorized to represent me and vote my shares upon the proposal to authorize as required by Section 1701.831 of the Ohio Revised Code the proposed control share acquisition by Opus Acquisition Corporation, as more fully described in the Company's Proxy Statement dated August 2, 1996 (the "Proxy Statement"):

Common Shares and Preferred Shares eligible to be voted in determining Second Majority

_______ FOR                _______ AGAINST              _______ ABSTAIN

Common Shares and Preferred Shares not eligible to be voted in determining Second Majority

_______ FOR                _______ AGAINST              _______ ABSTAIN

THE COMMON SHARES AND PREFERRED SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS SPECIFIED, WILL BE VOTED AGAINST THE PROPOSAL

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE PROPOSAL

The undersigned confirms that the Common Shares and Preferred Shares reflected in the above tabulation are based upon actual votes of beneficial holders.

SIGNATURE(S)                            DATE



______________________________          _________________________


SIGNATURE(S)                            DATE



______________________________          _________________________

                [COMMERCIAL INTERTECH CORP. LOGO AND LETTERHEAD]

                      CERTIFICATION OF ELIGIBILITY TO VOTE
       AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 30,
                                     1996

THIS CERTIFICATION OF ELIGIBILITY TO VOTE IS NOT A PROXY CARD. TO HAVE YOUR COMMON SHARES AND PREFERRED SHARES VOTED AT THE SPECIAL MEETING IN DETERMINING THE SECOND MAJORITY, YOU MUST EITHER SIGN AND RETURN A PROXY CARD IN ADDITION TO SIGNING AND RETURNING THIS CERTIFICATION OF ELIGIBILITY OR SIGN AND RETURN A PROXY CARD THAT INCLUDES A CONFORMING CERTIFICATION OF ELIGIBILITY


As of the date upon which the undersigned signs and delivers this certification card

EITHER

[ ] All of the Common Shares to which this certification relates are eligible to be voted in determining whether the proposed control share acquisition has been approved by the "Second Majority" (as defined in the Company's Proxy Statement dated August 2, 1996 (the "Proxy Statement")).

     Instruction: check the above box if all of the Common Shares to which this certification relates meet the eligibility criteria stated in Exhibit B of the Proxy Statement.

OR

[ ] _______ of the Common Shares to which this certification relates are eligible to be voted in determining whether the proposed control share acquisition has been approved by the Second Majority.

     Instruction: check the above box if some, but not all, of the Common Shares to which this certification relates meet the eligibility criteria stated in Exhibit B of the Proxy Statement and fill in the blank with the number of Common Shares that are eligible.

                      CERTIFICATION OF ELIGIBILITY TO VOTE

IF NO CERTIFICATION IS MADE, IT WILL BE PRESUMED THAT NONE OF THE COMMON SHARES TO WHICH THIS CERTIFICATION RELATES IS ELIGIBLE TO BE VOTED IN DETERMINING WHETHER THE PROPOSED CONTROL SHARE ACQUISITION HAS BEEN APPROVED BY THE SECOND MAJORITY.

By signing below, you (a) certify the eligibility of your Common Shares to be voted as indicated above; and (b) UNDERTAKE TO NOTIFY THE COMPANY (OR, IF YOU VOTE THROUGH A BROKER OR NOMINEE, THEN NOTIFY SUCH BROKER OR NOMINEE OF SUCH CHANGES) IF, AT ANY TIME ON OR AFTER THE DATE YOU SIGN THIS CERTIFICATE OF ELIGIBILITY AND ON OR BEFORE THE DATE OF THE SPECIAL MEETING OF SHAREHOLDERS (THE "831 SPECIAL MEETING"), any of the following should occur:

(1) you, or any other persons acting in concert with you, acquire additional Common Shares and the net aggregate consideration paid or given by you, and any other persons acting in concert with you, for all Common Shares acquired, indirectly or directly, by you, and any persons acting in concert with you, on or after June 27, 1996 exceeds $250,000;

(2) you sell Common Shares to another person who, to your knowledge, is not, or after giving effect to the sale will not be, eligible to sign the certification of eligibility; or

(3) to your knowledge, the eligibility of any of the Common Shares to which this Certificate of Eligibility relates otherwise changes.

SIGNATURE(S)                            DATE



______________________________          _________________________


SIGNATURE(S)                            DATE



______________________________          _________________________

NOTE: Please sign your name exactly as it appears in print and, in case of multiple or joint ownership, all should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.